Posting Supplement No. 47 dated September 14, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 376658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
376658	$11,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 376658. Member loan 376658 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,773 / month
Current employer:	Michael's Hess	Debt-to-income ratio:	18.07%
Length of employment:	5 years 3 months	Location:	Waterford, CT

Home town:
Current & past employers:	Michael's Hess
Education:

This borrower member posted the following loan description, which has not been verified:

I just bought my first home two weeks ago, I must replace the roof within 1 year, it is currently 4 layers and is beginning to look really bad with nails from the lower levels bulging up there are no visible leaks but I do not want to take the chance and i would like to replace it before winter, the overall structure of the house is in perfect shape. we have already moved in! I was able to purchase this house at half the price it's valued at and stand to gain $80,000 in equity

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,720.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 410422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410422	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410422. Member loan 410422 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Derbyshire Machine and Tool Co	Debt-to-income ratio:	7.80%
Length of employment:	11 years 5 months	Location:	Telford, PA

Home town:	Abington
Current & past employers:	Derbyshire Machine and Tool Co, BEC Machine Products
Education:	Spring Garden College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate and eliminate all credit cards. To have all paid in one managable monthly payment.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,918.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417251	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417251. Member loan 417251 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,042 / month
Current employer:	Boscov's Department Stores	Debt-to-income ratio:	7.78%
Length of employment:	30 years 2 months	Location:	Wyomissing, PA

Home town:	Reading
Current & past employers:	Boscov's Department Stores, American Color & Chemical
Education:

This borrower member posted the following loan description, which has not been verified:

I want to pay off credit card bills used for medical (parents bills), education expenses and othe misc. items

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1976	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,893.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425051

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425051	$12,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425051. Member loan 425051 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,417 / month
Current employer:	Self Employed	Debt-to-income ratio:	11.94%
Length of employment:	4 years	Location:	Glenwood Springs, CO

Home town:
Current & past employers:	Self Employed
Education:	La Salle University

This borrower member posted the following loan description, which has not been verified:

I am looking for money to purchase an established business and its equipment that provides the service of parking lot light and sign maintenance and repair. Purchase includes a bucket truck, tools, trade name, client list, job orders and training. This is the only business in the area that specializes in providing this service. The service area includes 2 resort communities as well as 7 other towns. The current owner wants to retire. The business has continued to do well despite our current economy and there is room to expand.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	67
Revolving Credit Balance:	$13,583.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427722

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427722	$5,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427722. Member loan 427722 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,667 / month
Current employer:	Computech Inc.	Debt-to-income ratio:	11.85%
Length of employment:	1 year 2 months	Location:	Washington, DC

Home town:	Washington
Current & past employers:	Computech Inc., GK&A Advertising
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

Getting Comcast and ADT Services, and an HDTV to compliment my recent home purchase. Will quickly repay upon receiving national tax credit for first time homebuyers ($8000)

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	12
Revolving Credit Balance:	$2,023.00	Public Records On File:	0
Revolving Line Utilization:	18.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 430014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430014	$4,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430014. Member loan 430014 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	American Music Theatre	Debt-to-income ratio:	1.20%
Length of employment:	1 year	Location:	strasburg, PA

Home town:	Lancaster
Current & past employers:	American Music Theatre, Show Stopper Inc.
Education:	Full Sail Real World Education

This borrower member posted the following loan description, which has not been verified:

The reason for asking to borrow this money is to pay back taxes as well as debt incurred while attmpting to start my own business. Review of my credit report will show that I am very good about making payments. I have a sense of responsibilty to pay back in full anything I have ever borrowed.

A credit bureau reported the following information about this borrower member on July 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,318.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432853	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432853. Member loan 432853 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Best Buy Co. Inc.	Debt-to-income ratio:	21.36%
Length of employment:	6 years 2 months	Location:	Slidell, LA

Home town:	Lafayette
Current & past employers:	Best Buy Co. Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

After recently getting married, my wife and I realized that consolidating our credit card debt would make life easier. We have never been late on any payments, but making so many multiple payments each month is a hassle. Also, we figure paying normal people interest each month is better than paying the banks. This loan would allow us to pay off debt faster, and pay less interest. I do expect to pay this loan off early.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,872.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433230	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433230. Member loan 433230 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Sundance Colors	Debt-to-income ratio:	7.51%
Length of employment:	10 years	Location:	Covina, CA

Home town:	West Covina
Current & past employers:	Sundance Colors, Patriot Security
Education:	Citrus College

This borrower member posted the following loan description, which has not been verified:

My first child, a son was born June 15, 2009. Unfortunately he came into this world with complications. He is healthy now and home with us! I need to take care of those bills and put that behind us. There are so many Dr.'s, Hospitals, different bills ect. I would like to put them all on one bill at a low interest rate.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,541.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435180	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435180. Member loan 435180 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	cemex	Debt-to-income ratio:	8.49%
Length of employment:	13 years 3 months	Location:	El Paso, TX

Home town:	mexico
Current & past employers:	cemex
Education:

This borrower member posted the following loan description, which has not been verified:

furniture

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,998.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435210

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435210	$5,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435210. Member loan 435210 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Department of Veterans Affairs (VA)	Debt-to-income ratio:	17.79%
Length of employment:	2 years 6 months	Location:	New Memphis, IL

Home town:	Richmond
Current & past employers:	Department of Veterans Affairs (VA), Department of the Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

This loan would be to consolidate 3 credit cards and a personal loan totaling very close to $20.000.00. I wish to repay the loan in 30 months. At the current rates of intrest that the credit card companys just increased to it would take me 20 years to repay. I'm looking for a fixed loan at a fixed interest for a specific period.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	34
Revolving Credit Balance:	$6,283.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 436109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436109	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436109. Member loan 436109 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	dee brothers party store and club	Debt-to-income ratio:	0.11%
Length of employment:	6 years 3 months	Location:	clinton township, MI

Home town:
Current & past employers:	dee brothers party store and club
Education:

This borrower member posted the following loan description, which has not been verified:

i really need to get a loan to pay down some debt and re do my home like my bath rooms i have good credit and i was looking on line and found the lending club we all know that banks are not making loans now not even to people like my self who has never had a problem paying back the money i hope that this can help me pay down some bills and fix my bath rooms thanks.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 437399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437399	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437399. Member loan 437399 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,947 / month
Current employer:	Best Buy Co Inc	Debt-to-income ratio:	16.97%
Length of employment:	1 year 8 months	Location:	BLOOMFIELD, NJ

Home town:	Blodgett
Current & past employers:	Best Buy Co Inc, First Investors, Inc., Allmake Appliances, The Roman Catholic Archdiocese of Newark
Education:	Rutgers University at Newark

This borrower member posted the following loan description, which has not been verified:

The only purpose this money has is to get me out of credit card debt and give myself one very manageable monthly payment. Last January I was $30,000 in debt, and have worked it down to roughly $20,000. My fiancee and I want to buy a house in the near future but I know I can't do that carrying all this debt with me and expect to be okay in the long run. I manage my expenses very well, and the monthly payment I have set up with Lending Club is only a little more than what I have in minimum monthly payments with my credit cards. Thank you for your time and future investment!

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,708.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437929	$14,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437929. Member loan 437929 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Kendall - Jackson Winery	Debt-to-income ratio:	20.82%
Length of employment:	6 years 10 months	Location:	Hidden Valley Lake, CA

Home town:	Ceres
Current & past employers:	Kendall - Jackson Winery, Bronco Wine Co.
Education:

This borrower member posted the following loan description, which has not been verified:

We would use this loan to pay for most of the major expenses (hall rental ,catering, ect.) this coming spring. We would rather go this rout opposed to credit cards due to their unstable nature these days.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$946.00	Public Records On File:	0
Revolving Line Utilization:	18.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438430

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438430	$1,200	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438430. Member loan 438430 was requested on August 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	12.33%
Length of employment:	n/a	Location:	MECHANICSBURG, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I need many for car repair.

A credit bureau reported the following information about this borrower member on August 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,641.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 438446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438446	$15,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438446. Member loan 438446 was requested on August 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Rudder Inc	Debt-to-income ratio:	7.05%
Length of employment:	2 years 5 months	Location:	Houston, TX

Home town:
Current & past employers:	Rudder Inc
Education:	SUNY College at Old Westbury

This borrower member posted the following loan description, which has not been verified:

I am an experienced entrepreneur looking into purchasing a drive thru coffee shop. I have the required capital to acquire the place and get it started. I am short on the initial ramp up and working expenses. I expect to be cashflow positive starting month 1. The coffee shop drive thru business is a clean, efficient and high margin business, which is why I have chosen to get into it. The recommended traffic threshold for a drive thru to work is 15K vehicles, the location where I am opening has 50K vehicles daily! I am happy to answer anymore questions or concerns.

A credit bureau reported the following information about this borrower member on August 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	61
Revolving Credit Balance:	$3,146.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438597

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438597	$6,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438597. Member loan 438597 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	AKSHAR GROUP	Debt-to-income ratio:	14.13%
Length of employment:	10 years 2 months	Location:	DAVISVILLE, WV

Home town:	Parkersburg
Current & past employers:	AKSHAR GROUP
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using the money to pay off my credit card. I am good candidate for this loan beacuse I own my home and have lived there for the past 28 years. I ahve been at my current job for over 10 years. I have no other loans or debts, except for the credit card I am planning to pay off with this loan.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,954.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438806	$18,825	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438806. Member loan 438806 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Southwest Auto Body parts, Inc	Debt-to-income ratio:	23.88%
Length of employment:	6 years 2 months	Location:	Sugarland, TX

Home town:	san salvador
Current & past employers:	Southwest Auto Body parts, Inc
Education:	USAL El Salvador

This borrower member posted the following loan description, which has not been verified:

I need my FICO to get back to normal (730+) It is too low for usage of credit cards. Cards were closed by banks and lowered my FICO. Thanks

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,535.00	Public Records On File:	0
Revolving Line Utilization:	89.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438837

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438837	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438837. Member loan 438837 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Pat's Pizzeria	Debt-to-income ratio:	15.80%
Length of employment:	3 years	Location:	Westville, NJ

Home town:	Berlin
Current & past employers:	Pat's Pizzeria
Education:	Rowan University, Whatcom Community College

This borrower member posted the following loan description, which has not been verified:

Five years ago I was having some financial troubles and accumulated approximately $12,000 in credit card debt. The majority of the debt was a combination of living expenses (groceries and cash advances towards rent), and moving expenses when I moved out of state. I've managed to get my credit card debt down to $4,500 on my own over the years, but I expect it to take several more years to pay off. I make all my payments on time, but I feel I could pay off my debt faster if my payments were consolidated into a single sum. The amount of $10,000 would allow me to pay my credit card and car loan payments, combining them all into a single payment. Since I am currently able to pay the separate payments without trouble, I am certain I would have no trouble paying the loan fully and on time. A lower interest rate would also help me apply more of the payment amount to the debt balance, in order to pay off my debt faster.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$3,595.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438894	$18,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438894. Member loan 438894 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	American Design Ltd.	Debt-to-income ratio:	11.84%
Length of employment:	4 years	Location:	SANTA FE, NM

Home town:	Rockford
Current & past employers:	American Design Ltd., Freelance Photographer/Photo Studio Owner
Education:	University of Iowa

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to consolidate debt which I am currently carrying on credit cards whose interest rates vary from 14% to 23%. I have accumulated this debt over the past eight years, beginning with my college days and continuing into the early days of building my career. I have been with the same company for four years now. They own and operate eight (soon to be nine) art galleries in two states. I began working for one of their galleries as a contract photographer. Within the first six months, I was also building their website and designing their print ads. Shortly thereafter I began doing similar work for some of their other galleries, which were located out of state. After a year as a contract employee, they offered me a full time position doing photography and web/print design for all eight of their galleries. I am now a salaried employee, whose main focus is growing within the company and paying off my debts. I am single, with no dependents, and believe I live a frugal life. I rent an apartment, drive a car that has been paid off for three years and believe that until I am debt free, I have no discretionary income. Working in the computer field and participating in the rise of social networking, I am excited to see peer-to-peer lending taking off. I see it as a wonderful solution for both investors and borrowers, and hope to be on the other side of the table one day soon. I believe Lending Club and their investors can help to make a huge difference in my life. I sincerely appreciate your consideration.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,530.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438895

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438895	$11,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438895. Member loan 438895 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Magnum Tool Co.	Debt-to-income ratio:	18.02%
Length of employment:	5 years 4 months	Location:	Colorado Springs, CO

Home town:	Blairstown
Current & past employers:	Magnum Tool Co.
Education:	University of Colorado at Colorado Springs

This borrower member posted the following loan description, which has not been verified:

I recently graduated from college with an engineering degree. I have worked for the same company for five years and have steadily increased in ranks and income. I accrued quite a bit of debt during college, and now that I have finished, I want to consolidate the debt to have a low interest rate over a fairly short term. I have owned two homes, have excellent credit and payment history, and I have a reliable income in a strong field. You can be sure that I will make my monthly payments fully and timely.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,568.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438924	$6,350	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438924. Member loan 438924 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Rosedale Golf and Country Club	Debt-to-income ratio:	24.66%
Length of employment:	1 year	Location:	Sarasota, FL

Home town:	Sarasota
Current & past employers:	Rosedale Golf and Country Club
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

Going back to school to receive my Masters of Science in Finance. Need loan to pay for school.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,846.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439006

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439006	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439006. Member loan 439006 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,063 / month
Current employer:	Boston Scientific	Debt-to-income ratio:	2.39%
Length of employment:	3 years 9 months	Location:	lynn, MA

Home town:	Cambridge
Current & past employers:	Boston Scientific, Boston Children
Education:	Wheelock College, North Shore Community College

This borrower member posted the following loan description, which has not been verified:

Hi everyone , Im looking for a lender or lenders that are going to invest some money into my education. I have my Bachelors Degree in Science. I graduted Wheelock college in Boston. Private student loans are out a buisness right now. So im looking into an alternate way of getting a loan. I hope Im a good canidate. Thank you for your time

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,011.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439007	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439007. Member loan 439007 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	IBM	Debt-to-income ratio:	9.54%
Length of employment:	1 year 8 months	Location:	GREENVILLE, SC

Home town:
Current & past employers:	IBM, optimum re
Education:	University of Arkansas at Little Rock

This borrower member posted the following loan description, which has not been verified:

I am going to use the money to help my brother pay for his leaving expenses for a year in Germany, where he is going to further his education. I have good credit and have always fulfilled my financial obligations. ..

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	12	Months Since Last Delinquency:	21
Revolving Credit Balance:	$2,263.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439069	$7,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439069. Member loan 439069 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	naddi auto trade	Debt-to-income ratio:	4.10%
Length of employment:	1 year 6 months	Location:	HUNTINGTON BEACH, CA

Home town:	Riverside
Current & past employers:	naddi auto trade, The three sisters beauty salon
Education:	Oceanside College of Beauty

This borrower member posted the following loan description, which has not been verified:

I am a single mother of 2 children and am going through a very difficult divorce after being married for 8 years. I want to feel good about myself. I want to be independent. I want to be self-supporting and continue being the responsible and reliable person I have been for the past 8 years. I feel that the breast augmentation will help me to feel good about myself. my credit history proves that I am a responsible, reliable and good person. Please consider this request. Thank you

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	75
Revolving Credit Balance:	$5,750.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439103

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439103	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439103. Member loan 439103 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	sabic-ip	Debt-to-income ratio:	14.31%
Length of employment:	4 years 3 months	Location:	RAVENA, NY

Home town:	Albany
Current & past employers:	sabic-ip, Old Castle Pre Cast
Education:	University of Albany

This borrower member posted the following loan description, which has not been verified:

TRYING TO REMODEL MY BATHROOMS. BATHROOMS ARE OUTDATED AND NEED TO BE UPDATED.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,292.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439172	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439172. Member loan 439172 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	California Department of Rehabilitation	Debt-to-income ratio:	7.82%
Length of employment:	2 years 7 months	Location:	Sacramento, CA

Home town:	Hong Kong
Current & past employers:	California Department of Rehabilitation, EHealthline.com
Education:	DeVry University-Illinois

This borrower member posted the following loan description, which has not been verified:

Consolidate my loans into a fixed low interest payment.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,000.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439223

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439223	$16,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439223. Member loan 439223 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Self	Debt-to-income ratio:	14.14%
Length of employment:	4 years 7 months	Location:	Oak park, IL

Home town:	Park ridge
Current & past employers:	Self
Education:	Western Illinois University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan would be to purchase materials to improve my kitchen and bathrooms.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,137.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439312

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439312	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439312. Member loan 439312 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Preferred Systems Solutions	Debt-to-income ratio:	4.51%
Length of employment:	5 years 9 months	Location:	Hayes, VA

Home town:	Arlington
Current & past employers:	Preferred Systems Solutions, Computer Sciences Corporation
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

I am in the middle of renovation/remodeling and need more cash to cover expenses. I make in excess of 118,000 p/anum AND quarterly bonuses as well. I am extremely responisble and will have no problem making payments accordingly. The primary objective for the improvement is to make my waterfront home 5 bedrooms, vice the 4 that it is now. The house is in excess of 3000 sq ft. Best Regards, JB

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	26
Revolving Credit Balance:	$25,909.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439344	$3,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439344. Member loan 439344 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	2.51%
Length of employment:	3 years 6 months	Location:	YONKERS, NY

Home town:	Philadelphia
Current & past employers:	Citigroup Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is for operating capital and inventory for a small apparel related business. The money will be used to support marketing and sales efforts, build a new website, and invest in inventory. In exchange for your support, I offer: * BS in Business Administration * Over 15 years of business experience. I've worked in investment banking and finance for top American companies. Thank you for considering my request.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	71
Revolving Credit Balance:	$1,450.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439369	$5,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439369. Member loan 439369 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Peter Lee	Debt-to-income ratio:	7.20%
Length of employment:	5 years 2 months	Location:	Newark, CA

Home town:	Newark
Current & past employers:	Peter Lee, 24 hours PC, Fry's Electronics
Education:	Heald College at Hayward

This borrower member posted the following loan description, which has not been verified:

This loan will be used to purchase some equipments for repair service. I am a computer technician who is starting a small business to repair electronics. I need a lot of equipments and paying monthly rents for an office. I'm always paying my bills on time. I naver been late. and my credit score is excellent. I will have no problem paying this loan back on time.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,340.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439451	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439451. Member loan 439451 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Real Estate Associates	Debt-to-income ratio:	2.87%
Length of employment:	17 years	Location:	Fort Myers, FL

Home town:
Current & past employers:	Real Estate Associates
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate some debt to have only one payment

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	9
Revolving Credit Balance:	$9,603.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439470

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439470	$18,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439470. Member loan 439470 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Forest Laboratories Inc.	Debt-to-income ratio:	15.98%
Length of employment:	2 years 6 months	Location:	HAUPPAUGE, NY

Home town:	Seoul
Current & past employers:	Forest Laboratories Inc., Pfizer Inc.
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

I would like to pay off some of the credit card debts with this loan. I have a secure job with brand name pharmaceutical company working with robots and automations. I am willing to pay off my debts without going into the wrong direction. Current interest increase by some of the lenders that I have is not even real. I wish I could get some aid to fix my current financial situation as well as my life.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	28
Revolving Credit Balance:	$48,877.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439477	$14,200	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439477. Member loan 439477 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Peabody Energy	Debt-to-income ratio:	23.17%
Length of employment:	10 years	Location:	Ofallon, MO

Home town:	St. Charles
Current & past employers:	Peabody Energy
Education:	Ranken Technical College

This borrower member posted the following loan description, which has not been verified:

I am a hard working individual with good job security and good credit history that needs help getting out of credit cards with skyrocketing interest rates. I have disposable income to pay down debt and want more than anything to become debt free so I am dedicated to doing so. Please help!

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,236.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439493

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439493	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439493. Member loan 439493 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Rx Two Pharmacy Services, Inc	Debt-to-income ratio:	0.82%
Length of employment:	3 years 6 months	Location:	Irvine, CA

Home town:	West Covina
Current & past employers:	Rx Two Pharmacy Services, Inc, New Century Financial
Education:	Chapman University

This borrower member posted the following loan description, which has not been verified:

I am looking to payoff money borrowed on margin which is creating a balloon payment situation. I would prefer to not liquidate income earning assets to payoff the balloon payment. If more than $20,000 is available, that would be acceptable too.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,363.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439501	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439501. Member loan 439501 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,167 / month
Current employer:	us government	Debt-to-income ratio:	16.42%
Length of employment:	26 years 9 months	Location:	Pittsburgh, PA

Home town:	Clinton
Current & past employers:	us government
Education:	SUNY at Fredonia

This borrower member posted the following loan description, which has not been verified:

I am just coming out some unexpected bills (large medical bills involving my daughters and wife, a car dying and another needing a new transmission). During that time I had volunteered doing a lot of campaign work during the '09 election. I had good credit but missed payments during the election month on sheer exhaustion and oversight on my part . Additionally I had transferred some of debt to low rate credit cards seeking temporary relief when my rates all got jacked up. After 3 years of frozen salary(due to imposed work rules, since removed) I am looking at a pay increase in Jan of 2010 and would like to start getting out of this credit card choke hold before then. I am a good candidate in that I have steady employment, good income, and good payment history. I also own my own home and live in a good neighborhood in an area that hasn"t been hit by the housing crash and has a reasonable cost of living (Pittsburgh,PA).

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,324.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439502

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439502	$4,900	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439502. Member loan 439502 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	sourse one staffing	Debt-to-income ratio:	5.51%
Length of employment:	4 years 4 months	Location:	nutley, NJ

Home town:	Newark
Current & past employers:	sourse one staffing, pitarki curiel services
Education:	Academy of Art University

This borrower member posted the following loan description, which has not been verified:

i want to get the money for take a couples day vacation

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,682.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439514

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439514	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439514. Member loan 439514 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	Small Smiles	Debt-to-income ratio:	13.47%
Length of employment:	1 year	Location:	Greeley, CO

Home town:
Current & past employers:	Small Smiles
Education:	Loma Linda University, Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

I do have good credit, I need the money to consolidate some of my debt, I'm a dentist with 160,000 $ annual salary. I never been late on a payment and I'm very financial organized and I'm planning to pay this loan off within 6-9 months. I'm looking for lower interest rate.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,407.00	Public Records On File:	0
Revolving Line Utilization:	42.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439547	$11,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439547. Member loan 439547 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	hms host	Debt-to-income ratio:	10.03%
Length of employment:	3 months	Location:	woodhaven, NY

Home town:	guyana
Current & past employers:	hms host, otg management
Education:	elisa rickel dominguez

This borrower member posted the following loan description, which has not been verified:

i will like to pay of all my bills and just have one bill to focus on cuz i am a single mom and my daugther had just came to this contry so it been really hard...so please i will apriciate this loan to start of on 0 again

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	24
Revolving Credit Balance:	$8,245.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439561	$18,400	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439561. Member loan 439561 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,083 / month
Current employer:	Rockwell Group	Debt-to-income ratio:	13.09%
Length of employment:	18 years	Location:	Fort Lauderdale, FL

Home town:	Long Island
Current & past employers:	Rockwell Group, E-LOAN
Education:	Southern Methodist University, University of Dallas Graduate School

This borrower member posted the following loan description, which has not been verified:

??? Purpose: Fund Short-Term Google Spend ??? Need: Bridge Loan for New Client Expansion ??? Term: 36 Months ??? Repay: 100% Repayment Record ??? Income: $11,730 Monthly Gross ??? New: Additional $4000 + % of Spend ??? A/R: $16,700 from 3 Year Client ??? Expense: Google Search Engine Marketing ??? Client Repay: Client to repay Cost Plus Management Fee Time: 60 Days Client is established company that has great track record and comes as a referral to my organization.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,375.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439566	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439566. Member loan 439566 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	manhattan beer distributors	Debt-to-income ratio:	14.72%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:	santo domingo
Current & past employers:	manhattan beer distributors
Education:	city college n.y.

This borrower member posted the following loan description, which has not been verified:

this loan will help me to consolidate my credit cards debts,and be more confident financially

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,004.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439583	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439583. Member loan 439583 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,917 / month
Current employer:	Professional Rehab Services	Debt-to-income ratio:	11.86%
Length of employment:	2 years	Location:	New Castle, PA

Home town:	Cleveland
Current & past employers:	Professional Rehab Services, Rehab Works
Education:	Cleveland State University

This borrower member posted the following loan description, which has not been verified:

I am an occupational therapist/director of operations and in January I became pregnant. Knowing that I would be out on maternity leave I decided to start an ebay busniess in January. My ebay business has become very successful. I continued working till June as a occupational therapist but took leave and moved to Florida with my husband. I never stopped doing the ebay business since I love it and have fun. I will go back to being an occupational therapist after the baby is born and will still keep my ebay business. The reason I need the money is that I was offered a great deal on a life long collection of antique toys in mint condition for 20,000. I know from past experience that I can at least double the money without a problem. I am going to use 8,000 of my own money.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	30
Revolving Credit Balance:	$34,057.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439625

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439625	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439625. Member loan 439625 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	MIT Lincoln Labs	Debt-to-income ratio:	13.03%
Length of employment:	1 year 3 months	Location:	WATERTOWN, MA

Home town:	rockwall
Current & past employers:	MIT Lincoln Labs, arbor networks, 21st century technologies, applied research laboratories, pricewaterhousecoopers, Anheuser-Busch
Education:	The University of Texas at Austin, Johns Hopkins University, Harvard University

This borrower member posted the following loan description, which has not been verified:

This is for a 1.03 Ct Diamond ring, Ex Cut,polish, and symmetry, VS2, F color

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	64
Revolving Credit Balance:	$5,960.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439641

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439641	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439641. Member loan 439641 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	vana beauty salon	Debt-to-income ratio:	13.51%
Length of employment:	4 years 2 months	Location:	sacramento, CA

Home town:	san jose
Current & past employers:	vana beauty salon
Education:	sju

This borrower member posted the following loan description, which has not been verified:

i need to get a loan to remodel my salon, its in business over 7 years, i have good credit history with payment history.i currently have 4 credit cards with $3500 balance overall.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	21
Revolving Credit Balance:	$7,574.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439646	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439646. Member loan 439646 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Ball Corp.	Debt-to-income ratio:	14.40%
Length of employment:	31 years 2 months	Location:	Perrysburg, OH

Home town:	Bowling Green
Current & past employers:	Ball Corp., diffco
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to catch up on some bills. I have never had a problem repaying a loan and you can clearly see that from my credit report! I just went through a divorce within the last year and if you have ever been divorced I don't have to tell you what that can do to your finances. Thanks! Stephen

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,489.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439686

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439686	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439686. Member loan 439686 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Bluetep Marketing Inc	Debt-to-income ratio:	11.55%
Length of employment:	2 years 3 months	Location:	pinehurst, TX

Home town:	Houston
Current & past employers:	Bluetep Marketing Inc
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

Hello guys I have very good credit and I need a loan for my business in order secure office furniture and equipment.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	60
Revolving Credit Balance:	$5,341.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439689

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439689	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439689. Member loan 439689 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	American Association for Clinical Chemistry	Debt-to-income ratio:	14.84%
Length of employment:	4 years 9 months	Location:	ALEXANDRIA, VA

Home town:	Lancaster
Current & past employers:	American Association for Clinical Chemistry, Starbucks Coffee
Education:	George Mason University

This borrower member posted the following loan description, which has not been verified:

I'm cutting the cord to my credit cards. I plan to pay everything off with this loan so I can start saving for a home. I'm employed as a science writer in Washington, D.C. at a nonprofit. Employment market is good here, and I have a solid work history. Just a responsible guy who made some dumb purchasing decisions with credit. Thanks for reading.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,916.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439699	$14,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439699. Member loan 439699 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Mary Rutan Hosiptal	Debt-to-income ratio:	15.77%
Length of employment:	28 years 6 months	Location:	Bellefontaine, OH

Home town:	Bellefontaine
Current & past employers:	Mary Rutan Hosiptal, Westinghouse
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to retire in about 2/years,then just work part time.Ive been at Mary Rutan Hosiptal for 28years at food and nutrition,the last 10 years has been in mangement.Would like to be able to breath a little.Would close out account on at least 3 credit cards.THANK YOU FOR LISTENING.Vicki Dodds

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,703.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439700

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439700	$18,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439700. Member loan 439700 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Citadel Media	Debt-to-income ratio:	2.85%
Length of employment:	1 year 10 months	Location:	Bronxville, NY

Home town:	Salinas
Current & past employers:	Citadel Media, MJI Interactive, Clear Channel Communications
Education:	California State University-Monterey Bay (CSU Monterey Bay), French Culinary Institute

This borrower member posted the following loan description, which has not been verified:

Thank you for your consideration. In the midst of our current economic climate, I've found it to be extremely challenging to obtain financing for culinary school. I am employed as a Digital Media Account Executive, but have decided to pursue my passion for cooking and will begin my culinary education this month at the French Culinary Institute in New York City. My intent is to continue working full-time, while I partake in evening classes three nights a week. The purpose of my loan is to supplement the remaining portion of the $36,200 tuition which I am paying partially through personal savings. Historically my credit history has seen some minor blemishes, but I have done my very best over the course of the last 36 months to keep it spotless. I am a home owner and keep minimal revolving debt. As a loan candidate I feel that I am extremely responsible and a limited liability based on my income, payment history, and employment status.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	35
Revolving Credit Balance:	$4,389.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439702

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439702	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439702. Member loan 439702 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Self	Debt-to-income ratio:	6.15%
Length of employment:	10 years	Location:	Smithville, OH

Home town:	Orrville
Current & past employers:	Self
Education:	University of Akron Main Campus

This borrower member posted the following loan description, which has not been verified:

This would be a bridge loan until the final paper work goes through for a business I took over a business that has been in business for 26 years, and we just finished a expansion of our third store. Things are going well we are just out of working capital. I have loaned the business all the money I am able at this time. Sometime in the next 30-days my business loan will be finalized and I will repay myself and also this loan. I am looking for a quick and fast loan for working capital reasons.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,156.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439749	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439749. Member loan 439749 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	NAI	Debt-to-income ratio:	11.37%
Length of employment:	4 years 5 months	Location:	chicago, IL

Home town:	Birmingham
Current & past employers:	NAI
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

My business is turning a year old this month and is growing monthly with great reviews and many happy repeat customers. I took out some credit card debt to open the business and would like to combine some of it at a lower rate to improve my cash flow. I have good personal credit and have a personal financial investment in the business as well, so I have a strong determination to ensure that it strives.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,558.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439750	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439750. Member loan 439750 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,842 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	10.31%
Length of employment:	9 years 1 month	Location:	LOUISVILLE, KY

Home town:	LOUISVILLE
Current & past employers:	JPMorgan Chase & Co.
Education:	Sullivan University

This borrower member posted the following loan description, which has not been verified:

REMODELING HOME; WILL USE PORTION TO PAY RECENTLY PURCHASED SERVICES -- ALL CARPET PULLED UP, ALL NEW LAMINATE FLOORING INSTALLED, INTERIOR PAINT ON ENTIRE HOUSE, NEW FURNITURE; FUTURE LOAN PURPOSES -- REMODELING BATH ROOM, REPLACEMENT WINDOWS, GARAGE DOOR & SYSTEM, EXTERIOR PAINT, SHED, GUTTER WORK, POSSIBLE ELECTRICAL WORK, ENERGY SAVING WASHER & DRIER, FRONT & BACK SCREEN DOORS, CLOSET DOORS, WINDOW TREATMENTS, REPLACING BACK YARD FENCING, LIGHT FIXTURES, ETC. FINANCIAL NOTE: PARENTS PAY $200/MONTH FOR MY $254 FINANCIAL AID PAYMENT.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	55
Revolving Credit Balance:	$4,756.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439766

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439766	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439766. Member loan 439766 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	eshelman transportation	Debt-to-income ratio:	23.07%
Length of employment:	3 years	Location:	reading, PA

Home town:	Philadelphia
Current & past employers:	eshelman transportation
Education:	Community College of Philadelphia

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off a personal loan that I took last year at an interest rate that was much too high and get some dental work done. I am a reliable and responsible candidate for this loan because I always pay my bills on time.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	32
Revolving Credit Balance:	$3,334.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439781	$15,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439781. Member loan 439781 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,533 / month
Current employer:	retired	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	tarentum, PA

Home town:
Current & past employers:	retired
Education:

This borrower member posted the following loan description, which has not been verified:

Excellent credit Loan used to make improvements on home

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439782	$7,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439782. Member loan 439782 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	city of dania beach	Debt-to-income ratio:	11.93%
Length of employment:	2 years 2 months	Location:	pembroke pines, FL

Home town:	Madison
Current & past employers:	city of dania beach, town of davie
Education:	none

This borrower member posted the following loan description, which has not been verified:

ineed of loan for surgery asap

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,140.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439787	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439787. Member loan 439787 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	American Maritime Officers Plans	Debt-to-income ratio:	24.60%
Length of employment:	2 years 6 months	Location:	Davie, FL

Home town:	Davie
Current & past employers:	American Maritime Officers Plans, United Health Group Inc.
Education:	Broward Community College, Everest University

This borrower member posted the following loan description, which has not been verified:

Need to pay off credit card and remodel my home Thank you. M. Collins Okwen

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	26
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	49.63%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439788	$14,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439788. Member loan 439788 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	16.65%
Length of employment:	2 years	Location:	CHANDLER, AZ

Home town:	sioux city
Current & past employers:	Morgan Stanley Smith Barney
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

These funds will be used fix two a/c units in the home and consolidate some other debt.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,629.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439837

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439837	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439837. Member loan 439837 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	MySpace	Debt-to-income ratio:	7.50%
Length of employment:	1 year 11 months	Location:	Los Angeles, CA

Home town:	West Hartford
Current & past employers:	MySpace
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

I have a guaranteed bonus of 10k end of this year which I was going to use to pay off all these credit cards. I want to pay them off faster and at a lower rate in the mean time. I make 130k yearly. I have investments that are losing money of about 30k but don't want to sell since that would mean a big lost. So no matter what I will have funds to pay this off quick.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	24	Months Since Last Delinquency:	10
Revolving Credit Balance:	$12,907.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439848	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439848. Member loan 439848 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Exelon Corp.	Debt-to-income ratio:	0.84%
Length of employment:	4 years 2 months	Location:	Northbrook, IL

Home town:	Northbrook
Current & past employers:	Exelon Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

I work on Forex market and am planning to use loan to derive a 5% profit on a monthly basis by investing in this market.

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,448.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439875	$18,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439875. Member loan 439875 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Medical Center of Plano	Debt-to-income ratio:	17.74%
Length of employment:	6 years 9 months	Location:	AUBREY, TX

Home town:	Irving
Current & past employers:	Medical Center of Plano
Education:	Sanford-Brown Institute-Dallas, University of North Texas

This borrower member posted the following loan description, which has not been verified:

I am not behind on any of my payments. I am seeking a consolidation loan simply to put my mind at ease that there is an end to the Credit Card Chaos, so to speak. I am tyring to expand my family and don't want to do so with so much debt hanging over my head. I would love to be able to consolidate my debt in to one easy payment that has an end to it, unlike credit cards where the interest keeps adding up and it seems like there is no end in sight. I understand my credit rating is on the low side of "good". I believe I am a reliable person in paying my debt...I simply have too much.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	9
Revolving Credit Balance:	$18,938.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439879	$11,600	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439879. Member loan 439879 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,880 / month
Current employer:	Asplundh Local 351 electrical union	Debt-to-income ratio:	12.35%
Length of employment:	2 years 2 months	Location:	monroeville, NJ

Home town:	Philadelphia
Current & past employers:	Asplundh Local 351 electrical union
Education:

This borrower member posted the following loan description, which has not been verified:

I am a union employee, under contract until 2014. I have never been late on a single bill. I understand and value the importance of my credit profile. I have a ten month old son and wonderful wife. We are looking to pay off all of our unsecured debt at a rate that banks cannot seem to offer. We are excited to join LendingClub in hopes that we have finally found a respectable interest rate. My wife is a finance manager. We are responsible borrowers and have reviewed our debt to income ratio, our obligations, and our choices carefully. We hope that you may help us in our dream to become completely free of revolving debt and purchase our family car. Thank you so much for reviewing my request and I am happy to answer any questions you may have.

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,061.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439935

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439935	$14,100	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439935. Member loan 439935 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,290 / month
Current employer:	Wards Cove	Debt-to-income ratio:	14.65%
Length of employment:	8 years	Location:	Bothell, WA

Home town:	Nara
Current & past employers:	Wards Cove, Pyramid Islands
Education:	Edmonds Community College

This borrower member posted the following loan description, which has not been verified:

My husband and I are considering a purchase of our second residential investment property in Indianapolis. We currently hold one residential rental property there (zip=46229) through Michelle Ryan Investments, LLC (my husband's LLC, a WA and IN registered LLC). Though we live away from Indiana, we have our own team set up locally in Indianapolis, consisting of a general contractor, a construction mgmt company, a realtor, a home inspector, and a property management company. We coordinated all aspects of the renovation of the first rental property from right here WA. The renovation was a big success and ended before the scheduled end date, thanks to the very talented team. Upon securing our second rental property, we will be using the same team to renovate it, lease it out, and collect rents. Monthly rents from the 2nd rental property will be covering our monthly payments to you (Lendingclub lenders). It would take a month or two before the property becomes move-in ready and gets rented out. This will most likely result in a situation where we have to pay you before we collect any rent from our tenant. So, what do we do if we have to pay you before collecting the first rent??? How do we make sure we meet our Lendingclub obligation??? No problem at all. We own our existing rental house, free and clear. Because of that, net cash flow from it is more than enough to cover our monthly Lendingclub payment, in case we have to use that source. As many families lost their precious homes to foreclosure, they are desperately searching for a house to rent. This has increased the demand for rental houses. We would like to help a family get a house. To summarize, you as a Lendingclub lender have a very low risk and have a return that's unbelievably higher than that of banks. So, please help us help you, everyone! Please help us help a family that needs our help. Let's find ourselves in a win-win-win situation! Thank you for your interest in becoming our lender.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$87,649.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439948	$4,800	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439948. Member loan 439948 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	law office of bailey and associates	Debt-to-income ratio:	8.96%
Length of employment:	7 years 9 months	Location:	atlanta, GA

Home town:	Covington
Current & past employers:	law office of bailey and associates, april green
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

i need to pay of sum unexpected medical bills that my insurance wont cover

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,552.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439952	$15,850	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439952. Member loan 439952 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Yahoo Inc.	Debt-to-income ratio:	22.84%
Length of employment:	5 years 1 month	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	Yahoo Inc.
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Dear lenders: Although I have been paying my credit cards on time each month, due to the high interest rates and finance charges, balance is not reducing at all and I feel as though I am being cheated into these charges. I'd like to pay my cards off and make one monthly payment which will benefit both you and I. Thanks

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	39
Revolving Credit Balance:	$22,684.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439981

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439981	$18,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439981. Member loan 439981 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Astir IT Solutions Inc	Debt-to-income ratio:	15.60%
Length of employment:	3 years 1 month	Location:	Herndon, VA

Home town:
Current & past employers:	Astir IT Solutions Inc, Merrill Lynch
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for Personal Loan for marriage purpose

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,184.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440014	$3,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440014. Member loan 440014 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Menards	Debt-to-income ratio:	0.36%
Length of employment:	10 years 3 months	Location:	EVERGREEN PARK, IL

Home town:
Current & past employers:	Menards
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I had an unexpected hospital stay, and need to pay the rest of the debt off.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	44
Revolving Credit Balance:	$622.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440023	$14,075	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440023. Member loan 440023 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	casale autobody	Debt-to-income ratio:	13.15%
Length of employment:	1 year 3 months	Location:	norwalk, CT

Home town:	Norwalk
Current & past employers:	casale autobody
Education:

This borrower member posted the following loan description, which has not been verified:

tring to get out of credit card dept and have a monthly affordable fixed payment.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,551.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440110	$20,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440110. Member loan 440110 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Matthews International	Debt-to-income ratio:	19.75%
Length of employment:	2 years	Location:	PITTSBURGH, PA

Home town:	Chambersburg
Current & past employers:	Matthews International, Tri tech Labs, Vertis
Education:	Texarkana College

This borrower member posted the following loan description, which has not been verified:

You had approved me for $15,000, if possible, I'd like to get the max of 20,000. I am purchasing an existing business where I only need to put up half the sale price of the business.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,992.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 440154

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440154	$2,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440154. Member loan 440154 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Macy's	Debt-to-income ratio:	8.70%
Length of employment:	3 years	Location:	FORT LAUDERDALE, FL

Home town:	St. Catherine
Current & past employers:	Macy's
Education:	Broward Community College

This borrower member posted the following loan description, which has not been verified:

I need some money to make up what I have to purchase a car because I wanted to buy it cash rather than taking out a car loan.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,622.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440159

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440159	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440159. Member loan 440159 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	n/a	Debt-to-income ratio:	13.58%
Length of employment:	n/a	Location:	LONG BEACH, CA

Home town:	Long Beach
Current & past employers:	Ball Aerospace, Pacific Scientific
Education:	Santa Monica College

This borrower member posted the following loan description, which has not been verified:

I'm trying to consolidate 2 high interest loans, I was referred to lending club by lending tree as already approved.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	50
Revolving Credit Balance:	$16,792.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 440219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440219	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440219. Member loan 440219 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,400 / month
Current employer:	Schirmer Engineering an Aon Global company	Debt-to-income ratio:	6.45%
Length of employment:	9 years 6 months	Location:	Rancho Palos Verdes, CA

Home town:	New Westminster
Current & past employers:	Schirmer Engineering an Aon Global company, Locke MacKinnon Domingo Gibson and Associates Ltd.
Education:	British Columbia Institute of Technology, Simon Fraser University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate the outstanding balances on four credit cards. I have demonstrate the ability to make payments as agreed-upon and on time--I have a Good credit score, ranging from 721-744 as reported by the three credit reporting agencies on August 30, 2009. I have been renting the same home since March 2000. I have never missed a rental payment. I have a secure job and income stream--I have been working for the same company since March 2000. My employer is a Fortune 500 company. In June 2009, I was promoted to Regional Director responsible managing the performance of our offices in Los Angeles, San Francisco, Seattle and Toronto. I have sufficient money in my 401K to collateralize the full amount of the requested loan amount.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,973.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440243	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440243. Member loan 440243 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,340 / month
Current employer:	World Wide Stereo	Debt-to-income ratio:	15.06%
Length of employment:	8 years 3 months	Location:	Boyertown, PA

Home town:	State College
Current & past employers:	World Wide Stereo
Education:	Peirce College

This borrower member posted the following loan description, which has not been verified:

I am looking for a lender that can help me consolidate a number of credit card accounts (ranging from $700 - $6,000 and totaling just under $12,000) into one easy to manage loan product. I do not want to increase my liabilities. I would like to close all but maybe one of the accounts as I pay them off. Over the past few years I have been working towards eliminating my credit card debts. However, now that a large number of card companies have begun to raise their interest rates in order to offset loses due to the recession, I have seen my payments have less and less impact on my principal balances. I need one loan at a reasonable rate so I can start making greater strides towards my goals.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,862.00	Public Records On File:	0
Revolving Line Utilization:	47.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440284

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440284	$9,600	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440284. Member loan 440284 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	North Miami Beach Police Department	Debt-to-income ratio:	11.18%
Length of employment:	4 years 1 month	Location:	HIALEAH, FL

Home town:	hialeah
Current & past employers:	North Miami Beach Police Department
Education:	Broward Community College

This borrower member posted the following loan description, which has not been verified:

Hello, I was wondering if i requested a smaller amount would i be able to receive a lower interest rate. I think i should receive a better rate since my credit is well over 700. Please et me know the procedures to obtain the loan. I also wanted to know if there was a pre-payment penalty. Thank You

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,519.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 440285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440285	$8,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440285. Member loan 440285 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Mimis Cafe	Debt-to-income ratio:	20.30%
Length of employment:	2 years	Location:	Dunnellon, FL

Home town:	Hattiesburg
Current & past employers:	Mimis Cafe
Education:

This borrower member posted the following loan description, which has not been verified:

Would like to Consolidate a few loans , Project Card "Momma's Woods Floors " and a couple Credit Cards that have Small Balances on them into one Package and a once a month Fixed , low Rate. Tired of Writing / E paying , and basically spending time on managing a few small accounts when one nut would be easier to crack .

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,301.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440324	$9,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440324. Member loan 440324 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,933 / month
Current employer:	Highland Theatres	Debt-to-income ratio:	3.45%
Length of employment:	20 years	Location:	Playa Del Rey, CA

Home town:	Santa Monica
Current & past employers:	Highland Theatres
Education:	Northrop University

This borrower member posted the following loan description, which has not been verified:

The Loan will be used to set up Market Neutral Option Spreads (Iron Condors and Credit Spreads). These spreads usually generate between 10-15% returns per month. The positions are low-stress and low maintenance positions. I will be utilizing a service that will help me in choosing the option spreads with the best probability of profit. There will be losing positions but usually not a losing month

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,218.00	Public Records On File:	1
Revolving Line Utilization:	8.10%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440351	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440351. Member loan 440351 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	coorstek	Debt-to-income ratio:	21.60%
Length of employment:	10 years	Location:	CHANNELVIEW, TX

Home town:	Pasadena,
Current & past employers:	coorstek, Cermak Inds., Lyondell Chemical
Education:	Blinn College,, Lee College

This borrower member posted the following loan description, which has not been verified:

We've been paying Take Charge America $1620.00 a month for 4 years. Our debt has been reduced from $70,000.00 to approx. $15,000.00. We need to reduce our monthly payment. This is the purpose of this loan.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1973	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	37
Revolving Credit Balance:	$3,203.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440368	$8,725	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440368. Member loan 440368 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Johnnie's Charcoal Broiler	Debt-to-income ratio:	15.94%
Length of employment:	15 years 5 months	Location:	Oklahoma City, OK

Home town:	Denton
Current & past employers:	Johnnie's Charcoal Broiler
Education:	University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

I'm looking for a loan to pay off credit cards with a lower interest rate. I have great credit and a good job. I just need to pay off debt to get where I want to be financially. Thanks

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	38
Revolving Credit Balance:	$391.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440371	$20,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440371. Member loan 440371 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,100 / month
Current employer:	California Time Express	Debt-to-income ratio:	3.60%
Length of employment:	8 years 7 months	Location:	Glendale, CA

Home town:
Current & past employers:	California Time Express
Education:

This borrower member posted the following loan description, which has not been verified:

Currently I am employed with a warehouse shipper that delivers fresh produce as well as dry products locally here in California. With the company slowly expanding, I have a great opportunity in my hands that I cannot turn down. The reason I am applying for this loan, is to purchase a local freight truck that I can put to use for the company that I am currently working for. As a warehouse manager, I??????????????????????????????????????ll have the opportunity to use my own truck for work, which in return will benefit me financially and increase my paycheck. Why not apply for an auto loan??? I have thought about this, however, in the long run, I overall get a better deal for the price of the truck with a cash offer than a financing offer. Thank you for allowing the opportunity to consider my request for this loan.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,930.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440393	$7,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440393. Member loan 440393 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Cutting Edge Equine Veterinary Services	Debt-to-income ratio:	11.95%
Length of employment:	8 months	Location:	Lakemoor, IL

Home town:	Onawa
Current & past employers:	Cutting Edge Equine Veterinary Services, Prairie Equine Clinic, Willamette Valley Equine, Purdue University
Education:	Iowa State University

This borrower member posted the following loan description, which has not been verified:

Working on finishing the basement

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,720.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440486	$20,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440486. Member loan 440486 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$23,333 / month
Current employer:	VALIANT TECHNOLOGIES	Debt-to-income ratio:	12.80%
Length of employment:	5 years 2 months	Location:	POWAY, CA

Home town:	VAN NUYS
Current & past employers:	VALIANT TECHNOLOGIES, FINANCIAL PROFILES, CONSIDINE AND CONSIDINE CPAS, PISENTI AND BRINKER CPAS
Education:	San Diego State University-Main Campus, Golden Gate University at San Francisco

This borrower member posted the following loan description, which has not been verified:

As a President & CEO of a national mfg company and have been a Certified Financial Planner for over 25 years I know budgets, cash flow and cash management. I have never been late on any obligation and would like to some reduce high-cost loans with this. My wife has been a Christian preschool director for 17 years, 13 years as a bank manager prior to that. Thank you - Gary Andrews

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$98,732.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440505	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440505. Member loan 440505 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	gristedes-nador	Debt-to-income ratio:	12.18%
Length of employment:	7 years 6 months	Location:	BROOKLYN, NY

Home town:	brooklyn
Current & past employers:	gristedes-nador, royals farms/cfo/big r
Education:

This borrower member posted the following loan description, which has not been verified:

i would like to put everything into one payment and and know that i could keep going on without knowing that i won't miss a due dates.. i think i make a good candidate base on my credit history over the years.....

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,095.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440506

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440506	$20,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440506. Member loan 440506 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,017 / month
Current employer:	Cigna Healthcare	Debt-to-income ratio:	24.13%
Length of employment:	4 years 11 months	Location:	Industy, PA

Home town:	Ohioville
Current & past employers:	Cigna Healthcare, Dialysis Clinic, Inc.
Education:	Community College of Beaver County, Edinboro University of Pennsylvania, Waynesburg College, Drexel University

This borrower member posted the following loan description, which has not been verified:

PLEASE HELP MAKE MY DREAM REALITY!!! Small store offering take-out. In business in my hometown for 50 years. Business for sale - current owner is retiring.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	48
Revolving Credit Balance:	$2,162.00	Public Records On File:	1
Revolving Line Utilization:	47.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 440574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440574	$7,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440574. Member loan 440574 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	FutureTech	Debt-to-income ratio:	12.00%
Length of employment:	7 years 1 month	Location:	WHITTIER, CA

Home town:	Los Angeles
Current & past employers:	FutureTech
Education:	Cerritos College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my credit cards to become free of debt.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,393.00	Public Records On File:	1
Revolving Line Utilization:	24.80%	Months Since Last Record:	70
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 440579

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440579	$12,875	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440579. Member loan 440579 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	561 Attorney	Debt-to-income ratio:	24.17%
Length of employment:	3 months	Location:	Wellington, FL

Home town:	West Palm Beach
Current & past employers:	561 Attorney, State of Florida
Education:	Washington & Jefferson College, Thomas M Cooley Law School

This borrower member posted the following loan description, which has not been verified:

I need to consolidate my debt into, so I can get a better interest rate. My bills are paid on time and I do not miss payments. I believe this loan will place me in a better financial situation becuse of the lower interest rate, which will reduce my total financial liability each month. Additionally, this Loan would help me obtain a new bed, crib, and various other things for my house and newborn baby. Finally, this loan would aid me in paying the hospital bill .

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,256.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440594	$8,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440594. Member loan 440594 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	US Army	Debt-to-income ratio:	21.50%
Length of employment:	20 years	Location:	TONAWANDA, NY

Home town:	Yorkshire
Current & past employers:	US Army
Education:	Universaty of Maryland

This borrower member posted the following loan description, which has not been verified:

Would like loan to be payed off within3-4 years with set monthly payment.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,761.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440606

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440606	$1,400	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440606. Member loan 440606 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	battery systems inc.	Debt-to-income ratio:	13.83%
Length of employment:	9 years 9 months	Location:	palmdale, CA

Home town:	tijuana
Current & past employers:	battery systems inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay my car, home watering system, and some creditcard bills.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	30
Revolving Credit Balance:	$3,163.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440627	$9,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440627. Member loan 440627 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	All Taxi Management Inc.	Debt-to-income ratio:	15.42%
Length of employment:	8 months	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	All Taxi Management Inc., Hospital in July 2010
Education:	CUNY College of Staten Island, Medical University of the Americas

This borrower member posted the following loan description, which has not been verified:

To whom it may concern; My name is Kamran Shah. I am a Physician. I have recently graduated from medical school. I will start my Residency in July 2010. Currently, I am working as a Cab Driver. I need $9000.00 to payoff my high APR Credit Cards. I have a good credit history. I am current on my credit cards payments. I really appreciate you help. Thanks Sincerely, Kamran Shah M.D.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	32
Revolving Credit Balance:	$16,286.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440642

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440642	$16,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440642. Member loan 440642 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Verizon Communications	Debt-to-income ratio:	11.52%
Length of employment:	11 years 2 months	Location:	Riverview, FL

Home town:	Wichita Falls
Current & past employers:	Verizon Communications, T. Rowe Price Group
Education:

This borrower member posted the following loan description, which has not been verified:

Need to pay off credit card and personal loan. The interest rate is too high. My FICO scores is great and want to pay the debt down in a specific time frame with a fixed rate.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,290.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440652

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440652	$17,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440652. Member loan 440652 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Woodside Priory School	Debt-to-income ratio:	23.26%
Length of employment:	18 years	Location:	FREMONT, CA

Home town:	Long Beach
Current & past employers:	Woodside Priory School
Education:

This borrower member posted the following loan description, which has not been verified:

We want a loan to pay off all our credit cards thus consolidate the balance and pay off in the next 3 to 4 years. Our credit is excellent. We are only looking for a fixed rate for the duration of the loan--no line of credit.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,489.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440660

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440660	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440660. Member loan 440660 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,680 / month
Current employer:	ELECTRIC SUPPLY CONNECTION	Debt-to-income ratio:	19.32%
Length of employment:	8 years	Location:	ROSEMEAD, CA

Home town:	SAN SALVADOR
Current & past employers:	ELECTRIC SUPPLY CONNECTION
Education:

This borrower member posted the following loan description, which has not been verified:

Hello there, My name is Rosa Menendez. I am looking for a loan that can help get rid of interest rates from different credit card companies. I'm a very responsible person that makes her payments at least 1 to 2 weeks before payments are due. I'm a very hard working individual that never misses work. Missing payments or being late would not be an issue. I would really appreciate your consideration for this loan. Cordially, Rosa Menendez

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	82
Revolving Credit Balance:	$8,540.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440670	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440670. Member loan 440670 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,137 / month
Current employer:	General Dynamics Information Technology	Debt-to-income ratio:	8.18%
Length of employment:	4 years 6 months	Location:	KISSIMMEE, FL

Home town:	Broad Brook
Current & past employers:	General Dynamics Information Technology, Department of Defense (DOD)
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Thanks for considering my loan request. I would just like to express my sincere gratitude in approving my application. Please know that I will do all I can to make future payments to your company in a timely manner.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	62
Revolving Credit Balance:	$16,117.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440678	$7,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440678. Member loan 440678 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	North GA Virtual Services	Debt-to-income ratio:	0.46%
Length of employment:	10 months	Location:	Mount Airy, GA

Home town:	Clarksville
Current & past employers:	North GA Virtual Services
Education:

This borrower member posted the following loan description, which has not been verified:

My son and his wife started an outsourcing company in November of last year. We hire Virtual assistants and have a call center. They have funded the business thus far using personal savings. The company has now been awarded a 5 year call center contract. It would requires us to hire an additional 50 agents (we have 50 now 24/7) As well as get additional pc's. We have enough cash flow to hire agents. We just need additional funding to buy the pc's without having to use our current assets to ensure we can pay our new employees until we are paid by the new client that will be billed every 30 days. The 50 agents would only be doing one shift. 8am-6pm. The contracted rate is $35 an hour per agent. Our agents are paid $10 an hour. My personal monthly expenses are: House: 600.00 (own) Car: 360.00 Credit card: 100.00 Utilities: 300.00 Gas: 300.00 Misc: 600.00 Total 2,260 I make $65,000 a year.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	6
Revolving Credit Balance:	$498.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440681	$17,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440681. Member loan 440681 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,450 / month
Current employer:	Time Line Creations Inc	Debt-to-income ratio:	2.83%
Length of employment:	1 year 4 months	Location:	Fresno, CA

Home town:	Boise
Current & past employers:	Time Line Creations Inc
Education:	None

This borrower member posted the following loan description, which has not been verified:

Padio -Garage - Walk way for Granpa

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,678.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440704

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440704	$16,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440704. Member loan 440704 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,992 / month
Current employer:	Department of Transportation (DOT) - FAA	Debt-to-income ratio:	3.16%
Length of employment:	19 years 2 months	Location:	Milford, PA

Home town:	Minneapolis
Current & past employers:	Department of Transportation (DOT) - FAA, USAF - Active Duty 1978-1990
Education:

This borrower member posted the following loan description, which has not been verified:

Saving over $7000 on a 2008 with only 2700 miles plus lots of extra accessories. Goal: Pay off in 2 years or less. Banks were a joke offiering 80% at 11.5 percent Thanks in advance

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1982	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,588.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440714

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440714	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440714. Member loan 440714 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Digital Production and Design	Debt-to-income ratio:	7.16%
Length of employment:	1 year 2 months	Location:	CUPERTINO, CA

Home town:	Kharkov
Current & past employers:	Digital Production and Design, Delphi
Education:	Kharkov Instutute of Radio Electronics

This borrower member posted the following loan description, which has not been verified:

I'd like to have a vacation with my wife.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440756

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440756	$9,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440756. Member loan 440756 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	ML Leddy's Boots	Debt-to-income ratio:	0.56%
Length of employment:	5 years 2 months	Location:	San Angelo, TX

Home town:	San Angelo
Current & past employers:	ML Leddy's Boots, Pembrooke Ranch
Education:	Oklahoma State University-Okmulgee

This borrower member posted the following loan description, which has not been verified:

I am in need of a loan for medical expenses that are going to occur by the end of Septmeber for my wife. I have some money saved in my savings account but would rather not use it all to pay for these expenses. I am current on all my payments and have never fallen behind in any of them. In fact our electric, gas and water bill companies have returned our deposits for paying the bills on time and having our accounts in good standing. I have been financial responsible all my life and have never needed a loan until now. My credit is excellent if not good. Some would say that my credit is not deep enough. We have been trying to get a loan through other means but interest rates are to high and they will not loan the amount we need. I have worked at the same job for 5 years and lived in the same house for 3 years. Have a letter from our landlord stating that we have been exceptional tenants and have always paid on time he says that we are welcomed back to his rental company anytime. We have rented houses from him for the past 5 years. In those five years we have never missed a payment or been penalized for late payment. We would appreciate your help in anyway seeing how we do not have health insurance so 9500.00 will help cover the expenses of the surgery and any treatment that might be needed after.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,479.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 440758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440758	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440758. Member loan 440758 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,239 / month
Current employer:	Federal Bureau of Investigation (FBI)	Debt-to-income ratio:	22.88%
Length of employment:	6 years 3 months	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Federal Bureau of Investigation (FBI)
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate and pay off debt. My mother passed away from cancer in 2007. Unfortunately, she did not have medical insurance. Her hospital and medication costs were astronomical and as such, two years later, I am still in debt. I work full time for the Federal government; therefore, my paycheck is secured. As already stated, this loan is strictly to pay off a very large debt. I have this debt spread out in various accounts, each with its own high interest rate. At this pace, I would never get to pay everything off. The rates offered here are lower than any I currently have. I really appreciate the financial assistance from Lending Club.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,803.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440759	$2,000	7.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440759. Member loan 440759 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Rockwell Automation Inc.	Debt-to-income ratio:	3.68%
Length of employment:	29 years 6 months	Location:	Simi Valley, CA

Home town:	cleveland, ohio
Current & past employers:	Rockwell Automation Inc.
Education:	Moorpark College

This borrower member posted the following loan description, which has not been verified:

will be moving, help pay for costs

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,669.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440762	$6,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440762. Member loan 440762 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Unemployed	Debt-to-income ratio:	9.15%
Length of employment:	1 year	Location:	San Francisco, CA

Home town:	Miami Beach
Current & past employers:	Unemployed, Pacific Gas and Electric
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

Launching company for a patented utility footwear product. Seeking a small business loan, which will allow development of sample, production and initial inventory. Business will be small and therefore start-up costs are low at about $20,000 to launch and to operate for one month.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	49
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440813	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440813. Member loan 440813 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Iroquois County Unit 9	Debt-to-income ratio:	10.82%
Length of employment:	4 years 1 month	Location:	Watseka, IL

Home town:	East Peoria
Current & past employers:	Iroquois County Unit 9
Education:	Illinois State University

This borrower member posted the following loan description, which has not been verified:

Consolidation

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	72
Revolving Credit Balance:	$1,744.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440814

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440814	$12,875	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440814. Member loan 440814 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,147 / month
Current employer:	American General	Debt-to-income ratio:	24.27%
Length of employment:	4 years	Location:	modesto, CA

Home town:	Modesto
Current & past employers:	American General
Education:	mjc

This borrower member posted the following loan description, which has not been verified:

I've decided I want to go back to school and finish college but its been 5 yrs since I first left and I'm now regretting not finishing in the first place because the cost has gone up significantly and I don't qualify for any grants or federal help. So now I'm in need of a loan to continue with school or I could continue paying it with my credit card but I'd rather not since I just consolidated most of it. I've managed to pay for my first semester but I still have about 2yrs to go. My job only offers to pay for my schooling if I majored in business but I prefer the medical field.. I'm going to school to become and xray technician and currently attending a city college to get my pre-reqs out of the way and then I will transfer out. I figured I would give this a try again since it helped me out greatly before.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,048.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440817	$8,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440817. Member loan 440817 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,950 / month
Current employer:	Union Electronics Distributors	Debt-to-income ratio:	17.23%
Length of employment:	2 years	Location:	Grant Park, IL

Home town:	Hazel Crest
Current & past employers:	Union Electronics Distributors, Carson Pirie Scott
Education:	Monmouth College

This borrower member posted the following loan description, which has not been verified:

Last October I decided to consolidate all of my debt into a personal loan after getting an ad from Discover. I have immaculate credit and I didn't want to let my credit cards amounts get out of hand. They advertised i could get a loan as low as 4.99% but when I called they refused my application because "I had not established enough credit history with their business." It blew my mind since I had been discover card member since 2003 or so and had made every payment on time. I begged them to loan me the money because I knew it would help me tremendously with repaying my high intrest rate credit card debt I had accumulated through college and before landing my job after graduation. They finally agreed to finance the loan for $10,000 at 14.99%! Just below my lowest credit card APR at the time. It was disapointing to me because I have such a good credit score. Either way I have paid a little more than the min every month on time, but I can't stand the fact my intrest rate is so high and I have 6 more years of this! I took up a second job over the summer and have some cash stashed to pay a chunk of but I still can't stand the fact my intrest is so high. I am coming to lendingclub to take out a loan on the remaining principle in hopes of a lower intrest rate and closer pay off date. Please help!

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,296.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440821	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440821. Member loan 440821 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Baxter International Inc.	Debt-to-income ratio:	13.61%
Length of employment:	8 years 5 months	Location:	Carlsbad, NM

Home town:	Scottsbluff
Current & past employers:	Baxter International Inc.
Education:	New Mexico State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Would like to payoff higher interest credit cards.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,568.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 440900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440900	$5,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440900. Member loan 440900 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Private Brands Sales and Marketing	Debt-to-income ratio:	4.02%
Length of employment:	1 year 10 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Private Brands Sales and Marketing, Cintas Corporation
Education:	Miami University-Oxford

This borrower member posted the following loan description, which has not been verified:

I am consolidating my debt and would love approval for the loan amount above. I have never missed a payment on any account in my life. This would be a great help to me.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,200.00	Public Records On File:	0
Revolving Line Utilization:	23.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 440908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440908	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440908. Member loan 440908 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,500 / month
Current employer:	CIGNA	Debt-to-income ratio:	14.04%
Length of employment:	5 years 11 months	Location:	Arlington Heights, IL

Home town:	Chicago
Current & past employers:	CIGNA, IBM
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

I have a credit score of 716, have been employed as a director at the same company for 6 years, and in the same industry for 25 years. Our household income is $200K. We pay all of our bills on time. We are putting our son through college and have already tightened our belt considerably. We have some credit card debt we would like to consolidate at a lower rate so we can cancel our cards and pay off our debt in just a few years.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70,627.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440924	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440924. Member loan 440924 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	University of New Mexico hospital	Debt-to-income ratio:	11.91%
Length of employment:	1 year 1 month	Location:	Albuquerque, NM

Home town:	Austin
Current & past employers:	University of New Mexico hospital
Education:	University of New Mexico-Main Campus

This borrower member posted the following loan description, which has not been verified:

Loan is to purchace an air racing airplane

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,458.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440946	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440946. Member loan 440946 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Abt Electronics	Debt-to-income ratio:	24.99%
Length of employment:	15 years 6 months	Location:	chicago, IL

Home town:	Chicago
Current & past employers:	Abt Electronics
Education:

This borrower member posted the following loan description, which has not been verified:

My wife and I need to pay off some high interest credit card debt. We are both securely and gainfully employeed and would like to stop paying such high interest to the credit card companies. I feel that this loan would give us a second chance towards saving and putting some of our hard earned money back into our pockets.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,896.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440971	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440971. Member loan 440971 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Ohio State University Medical Center	Debt-to-income ratio:	22.34%
Length of employment:	5 years	Location:	Cardington, OH

Home town:	Cardington
Current & past employers:	Ohio State University Medical Center, United States Army Reserve
Education:	Regis University, Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

We would like to consolidate our debt due to the never ending payments to high interest. Three of the four credit cards we have has had no activity for years just us making payments and most going to interest. Hearing about Lending Club online we hope that this can be our solution to the high interest debt we have. Being a registered nurse and a military officer in the USAR we have tried to pay extra on the cards we have and made little progress, and would like a fixed rate loan so we can be debt free in three years.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	17
Revolving Credit Balance:	$7,705.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440980

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440980	$14,575	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440980. Member loan 440980 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,233 / month
Current employer:	SBA Network Services	Debt-to-income ratio:	24.71%
Length of employment:	2 years 4 months	Location:	Delray Beach, FL

Home town:	Bronx
Current & past employers:	SBA Network Services
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my monthly payments to a managable level and lower interest rates. I have a loan for $6300 at 12%. I have a credit card balance of $11500 at 16% I have unexpected medical bills of $2100. I just had a baby. The medical fees were a lot more than I expected and my medical insurance didn't cover as much as I thought it would. I believe on following through on commitments and paying my bills on time. I have a good and steady job that I can rely on paying my bills. This loan will help towards my new family having a less stressful life.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,277.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441025	$12,125	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441025. Member loan 441025 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	WorleyParsons	Debt-to-income ratio:	22.11%
Length of employment:	9 years 9 months	Location:	Sinking Spring, PA

Home town:	Hackettstown
Current & past employers:	WorleyParsons, ShurFine Supermarkets
Education:	Berks PennState

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my one creditcard debt to a loan installment instead. I find it cheap and easier to pay off my debt.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,029.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441032	$4,200	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441032. Member loan 441032 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	TeleTech Holdings, Inc.	Debt-to-income ratio:	17.77%
Length of employment:	3 years	Location:	Springfield, MO

Home town:	Pleasant Grove
Current & past employers:	TeleTech Holdings, Inc., Kelly Aerospace, Inc, Computer Technology, Inc
Education:	Bevill State Community College

This borrower member posted the following loan description, which has not been verified:

I've made a very successful move to Springfield, MO, after I made a Prosper loan to do so. I've been here in state for a year and a half now, and love the quality of life. Experian Score: 655 / Med Risk Payment History: No Derogatory/Late accounts, ever. My main deal is the fact of the Prosper loan, which is a whopping 36% interest... I found that Prosper classified me as HR, but I don't quite understand why. I will also be consolidating 4 credit cards, and saying goodbye to those, as well as 1 medical payment plan account from an ultrasound I had that luckily showed me with a clean bill of health. This loan will help drive down the total I pay every month, which will allow me to have extra money to accelerate paydown. I'll also be in a bit better position financially. I'm looking for a 3 year period. I'm tired of paying and paying, so it is HIGHLY unlikely for me to open another credit account, as when I get done with this loan, if granted, I'll save for a house. I'm single, so while I can, I want to save for the future, but still stay on top of my obligations. My job is one of the most stable in the nation. I'm a QA Champion (Site Liaison), on a global Fortune 50 computing company. Our site has had 9 out of 11 months so far as being recognized by our client for being the top site in their enterprise. Lastly, after my Six Sigma certification is complete, more doors will open within my company.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,187.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441041	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441041. Member loan 441041 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Fidelity National Financial	Debt-to-income ratio:	6.05%
Length of employment:	10 years	Location:	high Point, SC

Home town:	Raleigh
Current & past employers:	Fidelity National Financial
Education:

This borrower member posted the following loan description, which has not been verified:

I'm a cake decorator and opening my new shop. Need funds for immediate business expenses.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,047.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441042

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441042	$20,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441042. Member loan 441042 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Colusa Unified School District	Debt-to-income ratio:	8.86%
Length of employment:	16 years 2 months	Location:	Williams, CA

Home town:	Fort Collins
Current & past employers:	Colusa Unified School District, previously self employed for 21 years
Education:	Porterville College, Sacramento State, Chapman University

This borrower member posted the following loan description, which has not been verified:

I borrowed 20,000 from a friend at 12% interest a few years ago to help my youngest child thru college. I have paid 11,000 back at 500 per month plus interest. My friend presently has a personal need for the money and has asked me if I can pay it off now. I need 9000 to satisfy this comitment and would like to consolidate my c/c debt at the same time. I have good credit and am a teacher (16 years). I have 11,000 of c/c debt. .. That is all of my debt. My net income (after all deductions including health care) is 4,000 per month x 12. My house payment is 950 including taxes and insurance) - so I have a positive cash flow. I own a dependable car and a motorcycle (both paid for, no payments). Because of the housing value decline, I presently have very little equity in my home to draw from - but, I am 61 years old and have never failed to pay any debt my entire life. I am hoping to get A 20,000 loan amortized over 3 years.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	29
Revolving Credit Balance:	$9,881.00	Public Records On File:	0
Revolving Line Utilization:	99.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441044	$3,550	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441044. Member loan 441044 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,688 / month
Current employer:	Retired	Debt-to-income ratio:	11.77%
Length of employment:	6 years 3 months	Location:	Parma, OH

Home town:	Mentor
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

Hello and thank you for looking. I feel that I am a great loan candidate due to the fact that in over 50 years of having credit my only blemish whatsoever was when I financed a house for my daughter and she missed payments. I am far removed from that situation now (over 5 years) and my equifax score is a 770. I have almost $100,000 in credit available to me but have only used $1000 and some change. I have 2 free and clear houses that generate rental income as well as my pension and social security. This loan is for my granddaughter's nursing school (going for LPN) tuition. I understand that the payments will be my responsibility so obviously the loan will be paid. Thanks again for looking and for your investment.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	51
Revolving Credit Balance:	$655.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441046	$13,950	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441046. Member loan 441046 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,841 / month
Current employer:	State of Ohio	Debt-to-income ratio:	10.96%
Length of employment:	9 months	Location:	COLUMBUS, OH

Home town:	Lakewood
Current & past employers:	State of Ohio, Mid-Ohio Regional Planning Commission, City of Gahanna Ohio, FirstEnergy Corp., IBM, DaimlerChysler Financial
Education:	Mount Union College, Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate debt from two credit cards with high (18%+) interest rates. I would like to manage this existing debt at a fixed rate\term as part of an overall strategic budgeting and planning framework. Once the credit card debts are paid the accounts will be closed.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,948.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441061

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441061	$7,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441061. Member loan 441061 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Cafe Select	Debt-to-income ratio:	9.79%
Length of employment:	1 year	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	Cafe Select, Stand
Education:	CUNY City College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, My name is Miriam. I am requesting a loan of $7,000 to remove debt that I owe. I have been doing a good job so far on my own. Recently the job market has been difficult I do hold a full-time job. I just rather pay off all my bills and then just have to payback the loan in easy monthly payments. I have a good credit score which means I am reliable. I also have a family to feed and rent to pay so this would be a great help. Thank you so much for your time. If you have any questions feel free to ask. Sincerely, Miriam

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	35
Revolving Credit Balance:	$6,355.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441121

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441121	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441121. Member loan 441121 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	The Music People	Debt-to-income ratio:	14.36%
Length of employment:	3 years 6 months	Location:	Colchester, CT

Home town:	Union
Current & past employers:	The Music People, Daddy's Junky Music
Education:	Manchester Community College

This borrower member posted the following loan description, which has not been verified:

I am looking to add a 14x20 detached garage to my property before the winter sets in here in Connecticut. Having checked on pricing 12K will cover the project. We slowly been making improvements to the house (new kitchen last winter) and this is the next step. My credit score is excellent (as is my wife's) and we share the monthly mortgage which has never been late. I only have one open credit card and two auto payments all of which are current. Additional income is from my wife at 40k/yr.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,114.00	Public Records On File:	0
Revolving Line Utilization:	26.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441134	$9,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441134. Member loan 441134 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Lockwood School District	Debt-to-income ratio:	22.77%
Length of employment:	8 years 1 month	Location:	Billings, MT

Home town:	Butte
Current & past employers:	Lockwood School District, Laurel School District, Elder Grove School District
Education:	Montana State University-Billings

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate two credit cards.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,662.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441155	$16,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441155. Member loan 441155 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Tech Resources, Inc./InvestEdge	Debt-to-income ratio:	19.80%
Length of employment:	1 year 5 months	Location:	Dublin, OH

Home town:	Lima
Current & past employers:	Tech Resources, Inc./InvestEdge, OCLC, Online Computer Library Center
Education:	Ohio University

This borrower member posted the following loan description, which has not been verified:

Hello, I am asking that you invest, so that I can pay off high credit card debt that I acquired while paying for school. While I have a wonderful job, it is simply not enough for me to make more than the minimum payment on each card at the moment. Paying off these cards will enable me to purchase my home, and have stability in my life. I greatly appreciate you taking on this endeavour.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,931.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441159

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441159	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441159. Member loan 441159 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	dimjim harris	Debt-to-income ratio:	4.95%
Length of employment:	10 years 2 months	Location:	FARMINGDALE, NY

Home town:	New York
Current & past employers:	dimjim harris
Education:	CUNY Kingsborough Community College

This borrower member posted the following loan description, which has not been verified:

I currently have a 0% apr on a credit card that expires next month, i have been trying to pay this off for sometime now but i dont seem to be getting too far, that is why i decided to go ahead and apply for a personal loan although the interest is high i have a time frame in which i know i will be done paying my debt

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	35
Revolving Credit Balance:	$15,781.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441178

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441178	$15,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441178. Member loan 441178 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	US FoodServices	Debt-to-income ratio:	10.96%
Length of employment:	2 years 2 months	Location:	Chincoteague, VA

Home town:	Gettysburg
Current & past employers:	US FoodServices
Education:	Indiana University of Pennsylvania-Main Campus

This borrower member posted the following loan description, which has not been verified:

We are interested in making several improvements to our home including paving our driveway, replacing our floors to hardwood and updating our kithcen and bathrooms to improve our living conditions and add long term value to our home. You will find that we have an outstanding credit history and have taken our debts very seriosly. Thank you for your consideration on the loan request.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,652.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441185	$13,075	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441185. Member loan 441185 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,739 / month
Current employer:	Midland I.S.D	Debt-to-income ratio:	23.03%
Length of employment:	5 years	Location:	MIDLAND, TX

Home town:	Midland
Current & past employers:	Midland I.S.D, Midland Memorial Hospital
Education:	Midland College

This borrower member posted the following loan description, which has not been verified:

Wanting a lower interst rate on my credit card debt.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,463.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441186

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441186	$20,000	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441186. Member loan 441186 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	American Satellite Providers LLC	Debt-to-income ratio:	6.80%
Length of employment:	5 years 8 months	Location:	Kaysville, UT

Home town:	Moab
Current & past employers:	American Satellite Providers LLC, Primary Residential Mortgage
Education:	Univerisity of Utah

This borrower member posted the following loan description, which has not been verified:

I own at Satellite company. We have been in business for over 5 years now. We have used our credit lines to operate our business and purchase equipment. In the last 6 months, due to the economic situation of the banks, our credit lines have been decreased by $17000.00. This has severely hampered our ability to operate, and increase our business. We will use this money to pay off our current debts and increase our cash flow to run our business. This will allow us to hire back sales reps we have let go, and grow our business. We have never been late on a payment. We look forward to building a strong relationship with a lender. Our gross sales for 2009, January-August is $294889.62.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,179.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441190	$17,050	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441190. Member loan 441190 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	jz international services	Debt-to-income ratio:	24.44%
Length of employment:	1 year 2 months	Location:	linden, NJ

Home town:	belo horizonte
Current & past employers:	jz international services, Continental Airlines
Education:	universidade federal de minas gerais

This borrower member posted the following loan description, which has not been verified:

being born in brazil but living in united states for the past 22 years,being a american citizen,homeowner with 2 sons born in united states,with one going to college,early retired from airline after 20 years of work,opened own export and import company,doing business in brazil.brazil is a country that is handling the economic crises very good,the brazilian economy is already growing. my area of business is cosmetics,(always huge demand)and the with the hollidays I see a great potencial for business in brazil.Iwant to expand the volume of goods that I be will sending to brazil.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	42
Revolving Credit Balance:	$14,157.00	Public Records On File:	1
Revolving Line Utilization:	67.10%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 441192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441192	$18,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441192. Member loan 441192 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	retired	Debt-to-income ratio:	14.83%
Length of employment:	n/a	Location:	Elida, OH

Home town:	Lima
Current & past employers:	retired, Elida Public School System
Education:	Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

This is a personal loan

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1963	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	15
Revolving Credit Balance:	$11,429.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441196

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441196	$13,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441196. Member loan 441196 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	10.80%
Length of employment:	3 years 11 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Bank of America Corp.
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

My wife and I have some medical bills that we put on credit cards. Bottom line is if I can lower my interest rate I'll be able to pay it off sooner. I have no derogatory information on my credit report; Very responsible and if I can save 10% that would be great!!! Please contact me with any and all questions - Thanks in advance for your help!

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,358.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441198

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441198	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441198. Member loan 441198 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	HMFP at BIDMC	Debt-to-income ratio:	4.24%
Length of employment:	5 years 9 months	Location:	CHESTNUT HILL, MA

Home town:	Chicago
Current & past employers:	HMFP at BIDMC, Beth Israel Deaconess Medical Center
Education:	Harvard University, University of Chicago Prizker School of Medicine, Harvard School of Public Health, Harvard Medical School

This borrower member posted the following loan description, which has not been verified:

This loan is to complete a home improvement project.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,571.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 441245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441245	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441245. Member loan 441245 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,625 / month
Current employer:	Mesa View Regional Hospital	Debt-to-income ratio:	7.73%
Length of employment:	4 years 1 month	Location:	Mesquite, NV

Home town:	Sommerville
Current & past employers:	Mesa View Regional Hospital, Huntsville Memorial Hospital
Education:	Springfield Technical Community College

This borrower member posted the following loan description, which has not been verified:

I am applying with your company for a loan, to consolidate a few medical / credit bills with enough left over to make over the kitchen / bathroom of my condo. this will include cabinets and new countertops. by doing so I'll have one monthly payment instead of multiple ones. I have done this twice and both end results were the loan was payed in full - earlier.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	3
Revolving Credit Balance:	$7,429.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441251	$3,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441251. Member loan 441251 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Bering Omega	Debt-to-income ratio:	23.12%
Length of employment:	7 months	Location:	Houston, TX

Home town:
Current & past employers:	Bering Omega
Education:	Texas Woman's University

This borrower member posted the following loan description, which has not been verified:

Best rate

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,177.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441257	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441257. Member loan 441257 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Holloman Engineering	Debt-to-income ratio:	3.35%
Length of employment:	4 years 10 months	Location:	Humble, TX

Home town:
Current & past employers:	Holloman Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Home repairs

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441262	$8,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441262. Member loan 441262 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	builders works	Debt-to-income ratio:	4.46%
Length of employment:	2 years 4 months	Location:	bensalem, PA

Home town:
Current & past employers:	builders works
Education:

This borrower member posted the following loan description, which has not been verified:

I am in need of a Bobcat skid-steer loader and trailer for it. I have some basement waterproofing side jobs lined up, where i need this machinery, i have been renting it in past. But now i need it for longer time and it would make my other side jobs a lot easier. I have found one in very good condition with some attachments for it for $15000.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,626.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441286	$16,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441286. Member loan 441286 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	US NAVY	Debt-to-income ratio:	15.36%
Length of employment:	9 years 2 months	Location:	Ward, AR

Home town:	new albany
Current & past employers:	US NAVY
Education:	university of southern illinois, University of Arkansas at Little Rock

This borrower member posted the following loan description, which has not been verified:

I am trying to lower amount of interest paid monthly on existing 3 credit cards. I am active duty military. Loan terms looking for are 3-4 years. As well I have never been deliquent on any payment.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	11
Revolving Credit Balance:	$23,839.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441290	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441290. Member loan 441290 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	ALL Entertainment Management	Debt-to-income ratio:	8.40%
Length of employment:	2 years 1 month	Location:	Las Vegas, NV

Home town:	Toronto
Current & past employers:	ALL Entertainment Management, Simple Snax
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to help expand my business. I have never been late on any payments and my company has been in business for over 2 years. I will use the loan to buy new equipment for my new shop. I am in the business of organic snacks.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$632.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 441306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441306	$6,800	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441306. Member loan 441306 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Broadridge	Debt-to-income ratio:	0.65%
Length of employment:	1 month	Location:	HYDE PARK, MA

Home town:	Mirebalais
Current & past employers:	Broadridge, ComputerShare, Curtain and Bath Outlet
Education:

This borrower member posted the following loan description, which has not been verified:

Moving into an apartment can take quite a bit of money in the form of security deposits, pet deposits and first and last month's rent, all required up front. That is why I need this personal loan, I just want to make sure that everything is payed for before moving in as far as first, last and security. Also I plan to move in with my long-term girlfriend and she is currently in the process of going back to school but because of her age and her living situations she isn't eligible for enough financial aid to cover the next 2 semesters and I want to help pay off some of her classes and of course book expenses. I am fully capable of paying off this loan within the required loan term. I work full-time hours and get paid weekly and I'm also in the process of picking up a part-time position for overnights so that I could earn extra income to put down more than the minimum on this loan to cover most of the interest per month. Not only will I have my income but my girlfriends, to also help out, she also works full-time but receives her checks by-weekly and will be contributing a large some (more than half) to these monthly loan payments to help me get this all squared away. I don't have any other expenses to worry about but my cell phone bill, so I know I won't have any type of issues or anything holding me back from repaying this loan. Thanks for you time and consideration. Have a great day!

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,235.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441340

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441340	$9,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441340. Member loan 441340 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	NY Garage Doors Inc.	Debt-to-income ratio:	4.43%
Length of employment:	9 months	Location:	Brooklyn, NY

Home town:	Tel Aviv
Current & past employers:	NY Garage Doors Inc., M & B Superior Care Corp., JM Perfomance Auto
Education:	CUNY Kingsborough Community College, NY Auto and Diesel Institute, Access Institute of Technology

This borrower member posted the following loan description, which has not been verified:

A loan of the above amount would satisfy the rest of my income needs for starting my turnkey business with Sears home repair services. This would be a franchise with rights to carry the Sears name and receive their clientele/ lead database for home repair services in a specific southwest region. The total cost of the business is approx. $34,000 of which Sears will finance the first half and leave me with a balance of approx $17,000. I have this much secured in funds, but would like to keep some of it as backup/ collateral. A $9k loan would suffice the remaining cost for set up. -Never had a late payment history, ever. -No negative reports on history from all three credit reporters

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,320.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441343	$20,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441343. Member loan 441343 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,000 / month
Current employer:	Loop Capital	Debt-to-income ratio:	6.46%
Length of employment:	3 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Loop Capital, Deutsche Bank
Education:	Kellogg School of Management - Northwestern University

This borrower member posted the following loan description, which has not been verified:

Looking for a short term loan until my bonus in March. Loan would be used for consolidating credit card and other debt, and to provide short term liquidity. I work as an investment banker and my year end bonus is a significant (over 50%) portion of my income. I was laid off earlier this year so did not get a bonus in 2008 hence my predicament. However, I have a guaranteed bonus with my new employer payable in the first quarter of 2010, which would be used to repay this.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,182.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 441359

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441359	$14,300	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441359. Member loan 441359 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,708 / month
Current employer:	MBM-TRANS Corp	Debt-to-income ratio:	13.70%
Length of employment:	4 years 8 months	Location:	Chicago Rdige, IL

Home town:
Current & past employers:	MBM-TRANS Corp
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate two cards with highest balances and interest rates that are 15 & 19% each. I accumulated the debt over the last 3 years because of my own ignorance, by using credit cards as emergency fund. Three months ago I discovered the Dave Ramsey plan and have been an avid follower ever since. Right now I have a 6k in savings for emergencies. In the last three months I paid off my car and the smallest credit card. I've got 5 cards total and would like to consolidate two of the largest ones into one loan and knock out the other three individually. I forecast to be finished with paying all of my debt(besides the condo) in two years. I'm a truck driver(owner-operator) with my own paid for truck, so even these tough times don't make me hurt as much as some of my peers that have huge truck payments. My finances are listed below: 5679 - monthly income -1194 - condo pmts -740 - groceries -280 - gas for car -190 - utilities(elect, Heat, Tel) -800 - entertainment, house-hold goods, etc =2475 left for savings. I've never known that I have so much money left over until I did my first budget. As you can see I can pay this debt off on my own, but I would rather pay the interest to people like you and me than to the banks that wouldn't let me consolidate these cards. Thank you for viewing this post and I hope you invest in me. Feel free to ask me any question you may have.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,626.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441369	$16,800	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441369. Member loan 441369 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	New York Life Insurance	Debt-to-income ratio:	24.06%
Length of employment:	8 years 10 months	Location:	Fanwood, NJ

Home town:	Jersey City
Current & past employers:	New York Life Insurance, Painewebber
Education:	Seton Hall University

This borrower member posted the following loan description, which has not been verified:

Never missed a payment in my life. Credit card issuers get bailed out by the government at the expense of their customers by raising their rates to astronomical levels. In addition, lenders cut all credit availability to their customers by reducing limits. I would like to refinance some of my debt at a lower rate.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,027.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441387

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441387	$8,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441387. Member loan 441387 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	NutriSystem, Inc	Debt-to-income ratio:	13.92%
Length of employment:	3 years 8 months	Location:	RUNNEMEDE, NJ

Home town:	Philadelphia
Current & past employers:	NutriSystem, Inc
Education:	Bloomsburg University of Pennsylvania, La Salle University- Philadelphia

This borrower member posted the following loan description, which has not been verified:

I am currently in graduate school - so you may see several loans in my credit history...these are all federal student loans (undergrad/grad)...they are in in-school forberence ..I have a few more years until I am finished school.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	33	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,761.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441399	$4,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441399. Member loan 441399 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	State of Florida also on Social Security Retirement	Debt-to-income ratio:	1.89%
Length of employment:	24 years	Location:	Tallahassee, FL

Home town:	Tallahassee
Current & past employers:	State of Florida also on Social Security Retirement
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I am respond to your offer on Lending Tree and have been assigned a case number by your support staff.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,198.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441416

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441416	$2,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441416. Member loan 441416 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	FedEx Corporation	Debt-to-income ratio:	19.94%
Length of employment:	4 years 2 months	Location:	Birmingham, AL

Home town:	Jackson
Current & past employers:	FedEx Corporation, US Postal Service (USPS)
Education:	Hinds Community College

This borrower member posted the following loan description, which has not been verified:

I need to get the best interest rate available.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	30
Revolving Credit Balance:	$17,074.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441418	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441418. Member loan 441418 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Pitney Bowes	Debt-to-income ratio:	8.44%
Length of employment:	5 years 6 months	Location:	Brooklyn, NY

Home town:	Ponce De Leon
Current & past employers:	Pitney Bowes, Consortium for Worker Education
Education:	william howard taft high school

This borrower member posted the following loan description, which has not been verified:

I am planning to pay off all my credit cards and make one full payment to your loan. I will make payments of 200 dollars for the next 48 to 60 months until the loan is paid in full. I have never missed a payment on my credit cards and I am very reliable when it comes to my finances. If I get this loan, then I will be able to increase my credit score. I will keep my credit cards in good standing and be able to pay the loan in a very short time. All I need is this loan to stay on track and keep moving forward with my life. Thank you for your time and hope to hear from you soon. I have a great productive day!

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,990.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 441419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441419	$13,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441419. Member loan 441419 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	Ed Voyles Honda	Debt-to-income ratio:	23.89%
Length of employment:	4 years 3 months	Location:	Canton, GA

Home town:
Current & past employers:	Ed Voyles Honda
Education:	Isle of Man College UK England

This borrower member posted the following loan description, which has not been verified:

This loan will be used for "Debt Consolidation". I need to lower interest rates from the credit card companies and bring down my monthly payment and have everything paid off in 36 months. I am employed fulltime and have been with the same company for over 4 years. Did not include spouses income..

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	82
Revolving Credit Balance:	$58,686.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441457	$9,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441457. Member loan 441457 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,450 / month
Current employer:	International Checkout	Debt-to-income ratio:	16.72%
Length of employment:	2 years 9 months	Location:	LOS ANGELES, CA

Home town:	Los Angeles
Current & past employers:	International Checkout, Nordstrom
Education:

This borrower member posted the following loan description, which has not been verified:

All my bills are paid on time and I almost never pay just the minimum amount due. I'd like to consolidate my debt in order to pay it off sooner and start saving up to buy a home.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,978.00	Public Records On File:	0
Revolving Line Utilization:	81.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441464

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441464	$1,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441464. Member loan 441464 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$233 / month
Current employer:	n/a	Debt-to-income ratio:	19.29%
Length of employment:	n/a	Location:	minneapolis, MN

Home town:	Santee
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I'm really in need to clear up some debt that I have.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$425.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 441476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441476	$4,800	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441476. Member loan 441476 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	city of miami beach	Debt-to-income ratio:	3.12%
Length of employment:	5 years 3 months	Location:	Miami beach, FL

Home town:	New York
Current & past employers:	city of miami beach
Education:	Barry University, Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I want a loan of 4,000 to buy a used 2005 Honda Accord with 48,000 miles. I have been using the car for over a month with no problems. My neighbor and my father are mechanics and have inspected the car many times. Me and my girlfriend will be paying back the loan since we both use it. I have a great credit history and have never made a late payment, and a large majority of the time always paid more then the minimum. I work for the government as well as my girlfriend and have been working there for over 5 years, so we have great job security. Lenders should feel very confident in lending to me.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,644.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441485

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441485	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441485. Member loan 441485 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Iron Mountain	Debt-to-income ratio:	24.13%
Length of employment:	9 years 1 month	Location:	EL CAJON, CA

Home town:	Borrego Sp
Current & past employers:	Iron Mountain, Iron Mountain
Education:	Cuyamaca College

This borrower member posted the following loan description, which has not been verified:

We are trying to get a handle on our bills. We need to consolidated, so we can have one bill instead of a bunch. Can you please help us? This loan would help us greatly. One payment is a lot easier than a bunch of little ones. We both work longterm full-time jobs. We have found ourselves with too many bills and everyone has interest rates that are all different. We thought that if we consolidated we would have one bill, one interest rate and this would save money. So we could pay off credit cards and small accounts and just focus on the one payment. Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,587.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441494	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441494. Member loan 441494 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Kaiser Paemante	Debt-to-income ratio:	8.90%
Length of employment:	2 years 3 months	Location:	Grass Valley, CA

Home town:	Birmingham
Current & past employers:	Kaiser Paemante, John Muir Medical Center
Education:	Saint Vincent De Paul School of Nursing

This borrower member posted the following loan description, which has not been verified:

Hello Lender, Thank You for reading my information. . I am interested in purchasing a REO home. I am attempting to puchase this home for retirement. I need the additional money for closing cost and minor repairs. I've been a RN since 1982. I am employed with Kaiser Permanente as a case manager. I have excellent credit and have been pre approved for a FHA loan up to $200,000, yet I don't want another mortage loan this high. That is why Iam trying to obtain the REO home and pay cash. My long term goal would be to sell my current home and be able to live mortage free for when I retire. Please feel free to ask me any questions that you may have. Sincerely, Catherine

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441550

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441550	$7,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441550. Member loan 441550 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	TEK Systems	Debt-to-income ratio:	18.09%
Length of employment:	2 months	Location:	BOCA RATON, FL

Home town:	Bucharest
Current & past employers:	TEK Systems, Headstrong Data Services
Education:	Institute for Informatic Studies

This borrower member posted the following loan description, which has not been verified:

I am interested in purchasing a used motorcycle from a private party (not a dealer) for personal recreational use. I am actively searching for the best quality vehicle at the least amount of money. I also have about $2000 in cash that I want to use as the down payment. I am a mature person holding a high responsibility function in the IT department, with a long record of reliability and respect, and I have never missed a payment on my past or existing lines of credit.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89,844.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441572	$10,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441572. Member loan 441572 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	AIRGAS	Debt-to-income ratio:	0.60%
Length of employment:	5 years 9 months	Location:	anaheim, CA

Home town:	Los Angeles
Current & past employers:	AIRGAS, ACSS
Education:	Fullerton College

This borrower member posted the following loan description, which has not been verified:

I'm writing requesting for a loan as a down payment on a house. I'm the perfect candidate for a loan because I'm a responsible individual financially and this is evident when you check my credit report. I just qualified for an FHA loan and they need 3% down which I currently don't have and this is why am looking to borrow money.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	80
Revolving Credit Balance:	$3,312.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 441574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441574	$6,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441574. Member loan 441574 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,500 / month
Current employer:	north clackamas school district no. 12	Debt-to-income ratio:	2.09%
Length of employment:	2 years 3 months	Location:	portland, OR

Home town:	lake oswego
Current & past employers:	north clackamas school district no. 12, Nordstrom
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

i have a credit score rated excellent with a long history and no missed payments i need loan to facilitate wedding and medical expenses

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,569.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441601	$13,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441601. Member loan 441601 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Canterburytrails Equestrian Ctr	Debt-to-income ratio:	11.77%
Length of employment:	10 years 1 month	Location:	Grovetown, GA

Home town:	Huntsville
Current & past employers:	Canterburytrails Equestrian Ctr, San Diego Union-Tribune, USMC
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am asking for a loan of 13,000 to purchase a used 2003 limited edition BigDog Bulldog that was specifically built for Tim McGraw (the singer) in commemoration for 9-11 with its American flag/stars & stripes custom paint job. (The original invoice indicates "Tim McGraw" on it further verifying its limited edition status.)This was bike was also featured in Big Dog's annual calendar and was the most expensive bike made in 2003. My credit report is as follows, TransUnion: 684, Experian: 695, Equifax: 690... I am and have remained current on all my bills for the last 7 years. I have a Chapter 7 Bankruptcy that was Discharged in 2002. This bankruptcy was due to marriage problems which have been resolved. I also have a negative charge of 73 dollars from Cingular phone which I do not know what is, I have never owned a phone with them and have told them that several times. I did not know this was on my credit report until last week. I have had Sprint or Verizon for the last 10 years, their claim is from 2007.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,636.00	Public Records On File:	1
Revolving Line Utilization:	7.40%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441603	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441603. Member loan 441603 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,250 / month
Current employer:	a.i.s., inc	Debt-to-income ratio:	18.93%
Length of employment:	5 years 10 months	Location:	Dartmouth, MA

Home town:
Current & past employers:	a.i.s., inc
Education:

This borrower member posted the following loan description, which has not been verified:

Thank you

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	34
Revolving Credit Balance:	$31,279.00	Public Records On File:	0
Revolving Line Utilization:	78.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441615	$6,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441615. Member loan 441615 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,461 / month
Current employer:	CITY OF LOS ANGELES	Debt-to-income ratio:	20.20%
Length of employment:	9 years 10 months	Location:	LOS ANGELES, CA

Home town:	HONOLULU
Current & past employers:	CITY OF LOS ANGELES, LOS ANGELES DEPARTMENT OF WATER AND POWER
Education:	UNIVERSITY OF HAWAII

This borrower member posted the following loan description, which has not been verified:

Son need's a drivable car for school & possible parttime work. I would like to give him a headstart but that means I need to payofff 1st Lending Club load which has a balance of less than $6000. I have always paid on time for nearly 2 years now. I have a $5550 monthly income in a Civil Service job with the City of Los Angeles and $1911 pension from Los Angeles Department of Water and Power. All my bills have been current the past 5 years which shows my ability and reliability to manage my finances. I am requesting your help.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,017.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441627	$4,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441627. Member loan 441627 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	QHR	Debt-to-income ratio:	6.73%
Length of employment:	3 years 6 months	Location:	Criag, CO

Home town:	Jamestown
Current & past employers:	QHR, Banner Health
Education:	Park University

This borrower member posted the following loan description, which has not been verified:

Upgrading capacity to expand home based coffee roasting business

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1983	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,735.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 370685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370685	$18,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370685. Member loan 370685 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	COUNTRY Financial	Debt-to-income ratio:	20.40%
Length of employment:	6 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	COUNTRY Financial, CDO-Corporate Development Outsourcing
Education:	Triton College

This borrower member posted the following loan description, which has not been verified:

Funds needed for some operating capital to help newly opened insurance agency.

A credit bureau reported the following information about this borrower member on December 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	45	Months Since Last Delinquency:	9
Revolving Credit Balance:	$36,006.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 433322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433322	$14,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433322. Member loan 433322 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Washington State Ferries	Debt-to-income ratio:	10.89%
Length of employment:	11 years 2 months	Location:	Freeland, WA

Home town:	Renton
Current & past employers:	Washington State Ferries
Education:

This borrower member posted the following loan description, which has not been verified:

Due to unfortunate circumstances I was forced to use two credit cards for large amounts. I have not carried a lot of credit card debt in my life and now I have two cards where the minimum monthly payment is $200 each and almost none of that money is going toward the principal because the interest rates are both around 22%. My wife and I both have good paying secure jobs and are able to make monthly payments, and just want to pay off this credit card debt.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,447.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439815	$9,200	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439815. Member loan 439815 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Gateway Harley Davidson	Debt-to-income ratio:	22.70%
Length of employment:	5 years 5 months	Location:	ARNOLD, MO

Home town:	ST. Louis
Current & past employers:	Gateway Harley Davidson, Fazolis
Education:	Jefferson College

This borrower member posted the following loan description, which has not been verified:

Trying to consolidate my debt to make it easier to manage my money

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,608.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 440695

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440695	$11,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440695. Member loan 440695 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,916 / month
Current employer:	Cintas Corp	Debt-to-income ratio:	10.39%
Length of employment:	1 year 3 months	Location:	HUNTINGTON, WV

Home town:	Oak Hill
Current & past employers:	Cintas Corp
Education:	Marshall University

This borrower member posted the following loan description, which has not been verified:

I have an excellent credit rating. 740 according to experian. I have never missed a payment. I used my credit cards to put myself through college. I am now a graduate with a degree in Finance with a stable job of 15 months in outside sales. I have a great base salary with monthly comission. The reason I am consolidating my debts is because the credit card companies are now penalizing good customers under the new credit law that will take effect January 1. They are increasing interest rates and lowering credit limits to even their best customers. I would rather pay one payment a month and not allow the credit card industry to take advantage of quality customers. I have no children so all of my money can go directly to paying my loan outside of rent and day to day expenses. I live in WV where the cost of living is very inexpensive.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,735.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441558	$12,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441558. Member loan 441558 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Girard Environmental	Debt-to-income ratio:	13.22%
Length of employment:	2 years 10 months	Location:	Deltona, FL

Home town:	Russelville
Current & past employers:	Girard Environmental
Education:

This borrower member posted the following loan description, which has not been verified:

Need funds to purchase a new vehicle.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	14
Revolving Credit Balance:	$6,829.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441568

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441568	$8,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441568. Member loan 441568 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	Cypress-Fairbanks ISD	Debt-to-income ratio:	15.47%
Length of employment:	9 years 10 months	Location:	STAFFORD, TX

Home town:	Lubbock
Current & past employers:	Cypress-Fairbanks ISD
Education:	Texas Tech University, University of Houston-Victoria

This borrower member posted the following loan description, which has not been verified:

This is for the purchase of a car.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,498.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441697	$7,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441697. Member loan 441697 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,834 / month
Current employer:	US Government	Debt-to-income ratio:	11.33%
Length of employment:	12 years	Location:	WASHINGTON DEPOT, CT

Home town:	Woburn
Current & past employers:	US Government
Education:	Brown University

This borrower member posted the following loan description, which has not been verified:

This loan will serve more as an emergency cash flow reserve. Some of the funds will be utilized for home and automotive projects. We presently own a parcel of land valued at $300,000. Our intent is to sell the land, pay off debt, and purchase another single family home. I am a sound candidate for this loan. I have been gainfully employed by the US Government for 12 years and have not had a late payment on any loans or obligations. I plan to pay this loan back in full in 6 months.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,706.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441717	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441717. Member loan 441717 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Tiffany & Company UK	Debt-to-income ratio:	9.80%
Length of employment:	3 years	Location:	Jersey City, NJ

Home town:	Mahwah
Current & past employers:	Tiffany & Company UK, Brinker International
Education:	Hamilton College-Clinton

This borrower member posted the following loan description, which has not been verified:

I am an American citizen with excellent American credit, bank accounts and credit cards in the USA. However I live in the United Kingdom and am looking for a loan to consolidate some major purchases (relocation is expensive), but as I have not been here very long I do not have the credit to qualify for UK loans. I am therefore looking for an American loan to be paid in to and out of my American checking account. I would like to pay a standard monthly rate direct my from account as a standing order, and also have the flexibility to pay off the loan in full should I have the opportunity without major repercussion.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,934.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441719	$3,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441719. Member loan 441719 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	Granite City Window Cleaning, Inc.	Debt-to-income ratio:	5.73%
Length of employment:	9 years 4 months	Location:	St. Cloud, MN

Home town:	St. Cloud
Current & past employers:	Granite City Window Cleaning, Inc., Darden Restaurants
Education:	St. Cloud State University

This borrower member posted the following loan description, which has not been verified:

We will closing on the sale of our home at the end of the month (September) due to both my wife and I landing new (and much better!!) jobs. In order to cover the balance of our mortgage after the sale, we need $3500. Both my wife and I will be paying on the balance of this loan, even though it is technically only my name on the loan. Our gross household income is $63,000/yr and we have very minimal debt (only 17K in student loans, combined @ payments of $296/month) besides our mortgage. After the sale of our home, we'll be moving to an apartment to save on some living expenses to build up our cash reserves again. We pay off our credit card every month and we pay for our vehicles with cash. Your investment in our loan is very safe, thank you for your consideration!

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,092.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441727	$3,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441727. Member loan 441727 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,708 / month
Current employer:	College of Saint Benedict	Debt-to-income ratio:	7.83%
Length of employment:	8 months	Location:	St. Cloud, MN

Home town:	St. Cloud
Current & past employers:	College of Saint Benedict, Darden Restaurants
Education:	College of Saint Benedict

This borrower member posted the following loan description, which has not been verified:

Hello, I plan on going back to school for a post-graduate internship. After completing the 6-month internship, I will become a Registered Dietitian, which will allow me to earn 50% more income than I'm earning now. Both my husband and I will be paying off this loan. We have a gross household income of $63,000 and, besides our mortgage, our only debt is some student loans (payments of $296/mo). We pay cash for our cars and pay our credit card off every month. We are very fiscally conservative and keep very strict budgets. We are a very safe investment and thank you in advance for your consideration for this loan!

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,092.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441758	$20,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441758. Member loan 441758 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Amay Associates	Debt-to-income ratio:	6.20%
Length of employment:	6 months	Location:	Medford, NY

Home town:	Manorville
Current & past employers:	Amay Associates, I.B.E.W local 25, U.S. Army
Education:	University of Florida, Central Texas College

This borrower member posted the following loan description, which has not been verified:

Ladies and Gentlemen, Thank you for your consideration in advance. I am an electrical contractor and currently building a TGIFridays restaurant. I have been in business for three years and have built up a large corporate clientel. My personal credit score has been able to carry me through the start up and first years of business. I have completed roughly 3/4's of the project and have one month till completion. This project has the most aggresive construction schedule I have ever been under and the billing will lag the completion of construction. With that said I need to carry one month of labor without receiving my billing from the general contractor. My final requisition will be to me in the first week of November, at which time I will repay the loan. I feel I am a good candidate for this loan due to my signed contract with the general contractor stating the award for 146,000. In addition my credit score is my life blood of my business and I need all bills to be paid on time or my credit stops and thus my business would follow. I am an american military veteran and have a strong sense of truth, responsibility, and honor. I also have two small children and teach them not only with words but actions. Following through and keeping your commitments and responsibilities is a life skill, one I instill through my actions. Thank you again for your consideration.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	55
Revolving Credit Balance:	$8,269.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 441784

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441784	$20,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441784. Member loan 441784 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	R.E.B.B.TRUCKING	Debt-to-income ratio:	6.00%
Length of employment:	4 years 3 months	Location:	OCALA, FL

Home town:	HABANA
Current & past employers:	R.E.B.B.TRUCKING, US Postal Service (USPS)
Education:	HABANA,CUBA

This borrower member posted the following loan description, which has not been verified:

WE WAN'T TO OPEN A NEW BUSINESS, WITH PREVIOUS EXPERIENCE IN THIS FIELD.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,814.00	Public Records On File:	1
Revolving Line Utilization:	59.50%	Months Since Last Record:	78
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441787	$18,825	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441787. Member loan 441787 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,882 / month
Current employer:	East Los Angeles College	Debt-to-income ratio:	21.17%
Length of employment:	3 years 2 months	Location:	Los Angeles, CA

Home town:	Los Alamitos
Current & past employers:	East Los Angeles College, Los Angeles Community College District
Education:	Pace University-New York, East Los Angeles College

This borrower member posted the following loan description, which has not been verified:

Hello, I am requesting a loan to consolidate my debts so that my daughter and I can purchase our family's first home. I just finished getting my bachelor's degree and this loan would help us to get on a level playing field. While this loan may make my credit score go down at first because of the inquiry, eventually it should go up with the pay off of larger debt. It will also reduce the number of creditors owed to, which is difficult to keep track of sometimes. I am always looking for ways to make sure my debts are paid on time and try to give more than the minimum whenever possible. As long as the monthly payment is manageable, I believe we can handle this. Ideally automatic payments should be taken on the 15th rather than the 27th of the month, that my only caveat. I have been working at my job as an administrative secretary for over 9 years and just need help until my husband finds a job. I have two wonderful boys and a college graduate daughter and I know being able to put us in a house while prices are low would be the answer to our dreams. I sincerely hope you'll be able to help. Thank you.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	80
Revolving Credit Balance:	$9,114.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441804	$14,675	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441804. Member loan 441804 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Self Employed	Debt-to-income ratio:	21.21%
Length of employment:	14 years 11 months	Location:	San Diego, CA

Home town:
Current & past employers:	Self Employed, AppleOne Agency
Education:	Axia University

This borrower member posted the following loan description, which has not been verified:

First time home buyer and I have a small business. I have been self employed for more than 15 years. I went to school last year while running a business, and when the economy went down my business lost by 35%. Business is picking up and I need to get a house while it's affordable. My cash flow is so tight that I need a little bit of working capital. Thanks Adeline

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,548.00	Public Records On File:	1
Revolving Line Utilization:	87.50%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441806	$4,800	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441806. Member loan 441806 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,395 / month
Current employer:	Bakersfield City Schools	Debt-to-income ratio:	12.07%
Length of employment:	10 years 2 months	Location:	Bakersfield, CA

Home town:	Bakersfield
Current & past employers:	Bakersfield City Schools, Bakersfield Association for Retarded Citizens, Kern County Society for Crippled Children and Adults
Education:	California State University-Fresno (CSU Fresno), California State University-Bakersfield (CSUB), Fresno Pacific University

This borrower member posted the following loan description, which has not been verified:

I am a teacher with a steady income. I have the income to pay this loan even at the higher rate of carecredit, a medical credit card and product of GE Financial. They, however, chose to give me a lower limit for my dental expense ($1500) than they had given me previously just to buy tires($2600). While I do have other credit cards, I am paying them down and do not want to infringe on a plan to be debt free by this time next year. I am trying to do the smart and responsible thing but as often happens, an unexpected expense (in this case peridontal surgery) has created a bit of a crunch. I am in the middle of a masters program and that is taking up quite a bit of my extra credit. I have cut personal expenses and do not wish to open a new credit card at a high interest rate or expand the limit on an current higer rate card. It makes sense to me to apply for a loan through your company at a lower rate. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,028.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441807	$9,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441807. Member loan 441807 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Boykin Transport	Debt-to-income ratio:	0.48%
Length of employment:	4 years 9 months	Location:	BALTIMORE, MD

Home town:
Current & past employers:	Boykin Transport, gt usa
Education:	ccbc

This borrower member posted the following loan description, which has not been verified:

I would like to buy a used dodge ram pick-up

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	35
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441817	$3,000	7.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441817. Member loan 441817 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Orange County Public Schools	Debt-to-income ratio:	16.80%
Length of employment:	5 years 2 months	Location:	Orlando, FL

Home town:	Lakeland
Current & past employers:	Orange County Public Schools, Universal Studios
Education:	University of Central Florida

This borrower member posted the following loan description, which has not been verified:

This is to pay off one of my credit cards.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,088.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441855	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441855. Member loan 441855 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	16.56%
Length of employment:	n/a	Location:	fredericksburg.com, VA

Home town:	Berkeley Springs
Current & past employers:	J C Penney
Education:	Germanna Community College

This borrower member posted the following loan description, which has not been verified:

I'm a single mom with three kids. I get a substantial support check for my kids each month, however I was forced to pay all college expenses and school expenses for my kids and would like to consolidate all my revolving credit into one montthly payment and be in a better financial position in a year and not be streatched so tight each month so I can build and maintain a savings account for emergencies. I'm also in the process of getting a position as a substitute teacher and hope to be working in the next few weeks. Thank You for your concideration

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,173.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 441857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441857	$11,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441857. Member loan 441857 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	State Street Corporation	Debt-to-income ratio:	16.70%
Length of employment:	7 years 7 months	Location:	Kansas City, MO

Home town:	Minot
Current & past employers:	State Street Corporation, Capitol Federal Savings, Luxotica
Education:	University of Kansas Main Campus

This borrower member posted the following loan description, which has not been verified:

To be used to consolidate Bank of America Visa Credit Card and pay-off Discover Installment Loan.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$667.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441885	$2,800	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441885. Member loan 441885 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	waltz engineering	Debt-to-income ratio:	18.29%
Length of employment:	4 years	Location:	chillicothe, OH

Home town:	chillicothe
Current & past employers:	waltz engineering, southeastern high school
Education:

This borrower member posted the following loan description, which has not been verified:

I am wanting to consolidate my credit cards to lower the interest rate and have them come into one payment so they are not scattered out thru the month. Haveing one payment would make it much easier.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	23
Revolving Credit Balance:	$12,995.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441909	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441909. Member loan 441909 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	CVT	Debt-to-income ratio:	22.55%
Length of employment:	6 years 7 months	Location:	MISSION VIEJO, CA

Home town:	Mission Viejo
Current & past employers:	CVT, OC Diagnostic Imaging
Education:	Orange Coast College

This borrower member posted the following loan description, which has not been verified:

I'm going to Las Vegas Trip with my friends and it was a last minute decision. I have two car loans and 2 credit cards and I always pay my dues in a timely manner. I believe in capitalism and I believe if you work hard and honest you should be rewarded for it. I understand that this is your hard earned money so I definitely will pay you back. Thank You and God Bless Jason Rosete

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	27
Revolving Credit Balance:	$2,149.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Posting Report Supplement No. 47 dated September 14, 2009